Exhibit 10.1

                                                                [EXECUTION COPY]




                                  $350,000,000


                      AMENDED AND RESTATED CREDIT AGREEMENT


                                   dated as of


                                December 11, 1998


                                      among


                              Polaroid Corporation


                            The Lenders Party Hereto


                   Morgan Guaranty Trust Company of New York,
                  as Administrative Agent and Collateral Agent

                                       and

                                BankBoston, N.A.
                                   as Co-Agent


                             ----------------------


                                   Arranged by

                           J.P. Morgan Securities Inc.

                                TABLE OF CONTENTS

                         ------------------------------

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
                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions.......................................................................1
SECTION 1.02.  Accounting Terms and Determinations..............................................18


                                    ARTICLE 2
                                   THE CREDITS

SECTION 2.01.  Commitments to Lend..............................................................18
SECTION 2.02.  Method of Borrowing..............................................................18
SECTION 2.03.  Interest Rate Elections..........................................................20
SECTION 2.04.  Interest Rates...................................................................21
SECTION 2.05.  Fees.............................................................................22
SECTION 2.06.  Optional Termination or Reduction of Commitments.................................23
SECTION 2.07.  Mandatory Termination of Commitments; Maturity of Loans..........................23
SECTION 2.08.  Optional Prepayments.............................................................23
SECTION 2.09.  General Provisions as to Payments................................................24
SECTION 2.10.  Funding Losses...................................................................25
SECTION 2.11.  Computation of Interest and Fees.................................................25
SECTION 2.12.  Notes............................................................................25
SECTION 2.13.  Withholding Tax Exemption........................................................26
SECTION 2.14.  Judgment Currency................................................................26
SECTION 2.15.  Regulation D Compensation........................................................27
SECTION 2.16.  Additional Guaranteed Obligations and Additional Secured Obligations.............27
SECTION 2.17.  Release of Security Interests....................................................29
SECTION 2.18.  Release of Subsidiary Guarantees.................................................30


                                    ARTICLE 3
                                   CONDITIONS

SECTION 3.01.  Effectiveness....................................................................32
SECTION 3.02.  Consequences of Effectiveness....................................................34
SECTION 3.03.  Borrowings.......................................................................34

                                                                                              PAGE
                                                                                              ----

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power....................................................34
SECTION 4.02.  Corporate and Governmental Authorization; No Contravention.......................35
SECTION 4.03.  Binding Effect...................................................................35
SECTION 4.04.  Security Interests...............................................................35
SECTION 4.05.  Financial Information; No Material Adverse Change................................35
SECTION 4.06.  Litigation.......................................................................36
SECTION 4.07.  Compliance with ERISA............................................................36
SECTION 4.08.  Taxes............................................................................37
SECTION 4.09.  Subsidiaries.....................................................................37
SECTION 4.10.  No Regulatory Restrictions on Borrowing..........................................37
SECTION 4.11.  Compliance with Laws.............................................................37
SECTION 4.12.  No Defaults......................................................................38
SECTION 4.13.  Possession of Franchises, Licenses, etc..........................................38
SECTION 4.14.  Full Disclosure..................................................................38
SECTION 4.15.  Year 2000 Compliance.............................................................38
SECTION 4.16.  Environmental Matters............................................................39
SECTION 4.17.  Representations in Collateral Documents..........................................39


                                    ARTICLE 5
                                    COVENANTS

SECTION 5.01.  Information......................................................................39
SECTION 5.02.  Payment of Obligations...........................................................42
SECTION 5.03.  Maintenance of Property; Insurance...............................................42
SECTION 5.04.  Conduct of Business and Maintenance of Existence.................................43
SECTION 5.05.  Compliance with Laws.............................................................43
SECTION 5.06.  Inspection of Property, Books and Records........................................43
SECTION 5.07.  Interest Coverage Ratio..........................................................44
SECTION 5.08.  Debt/EBITDA Ratio; Maximum Debt..................................................44
SECTION 5.09.  Consolidated Capital Expenditures................................................45
SECTION 5.10.  Restricted Payments..............................................................45
SECTION 5.11.  Limitation on Debt...............................................................46
SECTION 5.12.  Negative Pledge..................................................................47
SECTION 5.13.  Investments......................................................................48
SECTION 5.14.  Sale-Leaseback Transactions......................................................49
SECTION 5.15.  Mergers and Sales of Assets......................................................49
SECTION 5.16.  Guarantees by Future Material Domestic Subsidiaries..............................50

                                                                                              PAGE
                                                                                              ----

SECTION 5.17.  Future Assets to Be Added to Collateral..........................................50
SECTION 5.18.  Further Assurances...............................................................51
SECTION 5.19.  Fiscal Year......................................................................51
SECTION 5.20.  Use of Proceeds..................................................................51
SECTION 5.21.  Incorporation of Any More Favorable Covenants....................................51
SECTION 5.22.  Limitation on Hedging Agreements.................................................52


                                    ARTICLE 6
                                    DEFAULTS

SECTION 6.01.  Events of Default................................................................52
SECTION 6.02.  Notice of Default................................................................55


                                    ARTICLE 7
                                   THE AGENTS

SECTION 7.01.  Appointment and Authorization....................................................55
SECTION 7.02.  Agents and Affiliates............................................................55
SECTION 7.03.  Action by Administrative Agent...................................................56
SECTION 7.04.  Consultation with Experts........................................................56
SECTION 7.05.  Liability of Agents..............................................................56
SECTION 7.06.  Indemnification..................................................................56
SECTION 7.07.  Credit Decision..................................................................57
SECTION 7.08.  Resignation of Administrative Agent..............................................57


                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.........................58
SECTION 8.02.  Illegality.......................................................................58
SECTION 8.03.  Increased Cost and Reduced Return................................................59
SECTION 8.04.  Base Rate Loans Substituted for Affected Euro-Dollar Loans.......................61
SECTION 8.05.  Substitution of Lender...........................................................61


                                    ARTICLE 9
                                  MISCELLANEOUS

SECTION 9.01.  Notices..........................................................................62
SECTION 9.02.  No Waivers.......................................................................62
SECTION 9.03.  Expenses; Documentary Taxes; Indemnification.....................................62



                                                                                              PAGE
                                                                                              ----

SECTION 9.04.  Sharing of Set-offs..............................................................63
SECTION 9.05.  Amendments and Waivers...........................................................63
SECTION 9.06.  Successors and Assigns...........................................................65
SECTION 9.07.  No Reliance on Margin Stock......................................................66
SECTION 9.08.  WAIVER OF TRIAL BY JURY..........................................................67
SECTION 9.09.  Submission to Jurisdiction.......................................................67
SECTION 9.10.  New York Law.....................................................................67
SECTION 9.11.  Confidentiality..................................................................67
SECTION 9.12.  Counterparts.....................................................................67



COMMITMENT SCHEDULE
PRICING SCHEDULE
EXHIBIT A    --    NOTE
EXHIBIT B    --    OPINION OF SIMPSON THACHER & BARTLETT, SPECIAL
                        COUNSEL FOR THE COMPANY
EXHIBIT C    --    OPINION OF THOMAS M. LEMBERG, GENERAL COUNSEL OF
                        THE COMPANY
EXHIBIT D    --    OPINION OF BINGHAM DANA, LLP, SPECIAL MASSACHUSETTS
                        COUNSEL FOR THE COMPANY
EXHIBIT E    --    OPINION OF DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                        FOR THE AGENTS
EXHIBIT F    --    ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT G    --    SUBSIDIARY GUARANTY AGREEMENT
EXHIBIT H    --    INITIAL SUBSIDIARY GUARANTORS
EXHIBIT I    --    SECURITY AGREEMENT

                                CREDIT AGREEMENT

            AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 11, 1998 among POLAROID CORPORATION, the LENDERS party hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Collateral Agent, and BANKBOSTON, N.A., as Co-Agent.


                              W I T N E S S E T H :

            WHEREAS, the Company, the Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, and BankBoston, N.A. (f/k/a The First National Bank of Boston), as Co-Agent, are parties to a Credit Agreement dated as of March 19, 1997, as heretofore amended;

            WHEREAS, the parties hereto desire to amend and restate said Credit Agreement as provided in this Agreement and, upon satisfaction of the conditions specified in Section 3.01, said Credit Agreement will be so amended and restated;

            WHEREAS, the parties hereto wish to cause the Company's obligations under this Agreement to be guaranteed by its Material Domestic Subsidiaries;

            WHEREAS, the parties hereto wish (i) to cause the Company's obligations under this Agreement to be secured by the Company's receivables, its domestic inventory and certain related assets and rights and (ii) to cause the guaranties of such obligations by its Material Domestic Subsidiaries to be secured by their respective receivables, domestic inventories and certain related assets and rights, all as provided in the Collateral Documents referred to below; and

            WHEREAS, the Company may wish to cause certain other obligations of the Company to be guaranteed and secured in the same manner as its obligations hereunder;

            NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

            SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

            "Additional Loans" has the meaning set forth in Section 2.16(a).

            "Administrative Agent" means Morgan Guaranty Trust Company of New York, in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity.

            "Administrative Questionnaire" means, with respect to each Lender, an administrative questionnaire in the form submitted to such Lender by the Administrative Agent, completed by such Lender and submitted to the Administrative Agent (with a copy to the Company).

            "Affiliate" means any Person (other than a Subsidiary) directly or indirectly controlling, controlled by or under common control with the Company. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

            "Agents" means the Administrative Agent and the Collateral Agent.

            "Agreement", when used with reference to this Agreement, means this Amended and Restated Credit Agreement dated as of December 11, 1998, as it may be amended from time to time.

            "Applicable Lending Office" means, with respect to any Lender, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

            "Arranger" means J.P. Morgan Securities Inc.

            "Assignee" has the meaning set forth in Section 9.06(c).

            "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

            "Base Rate Loan" means at any time a Loan outstanding hereunder that bears interest at such time at the Base Rate pursuant to a Notice of Borrowing or Notice of Interest Rate Election or pursuant to Section 2.03(d) or Article 8.

            "Base Rate Margin" means a rate per annum determined in accordance with the Pricing Schedule.

            "Borrowing" means (i) the aggregation of Loans made or to be made to the Company pursuant to Article 2 on the same day, all of which Loans are of the same

Type (subject to Article 8) and, in the case of Euro-Dollar Loans, have the same initial Interest Period or (ii) if the context so requires, the borrowing of such Loans. A Borrowing is a Base Rate Borrowing if such Loans are Base Rate Loans or a Euro-Dollar Borrowing if such Loans are Euro-Dollar Loans.

            "Change in Control" means:

              (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by (i) the Company or any of its subsidiaries, (ii) any other Person of voting power pursuant to a revocable proxy, or (iii) any corporation with respect to which, following such acquisition, more than 65% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by individuals and entities who were the beneficial owners of voting securities of the Company immediately prior to such acquisition, in substantially the same proportion as their ownership, immediately prior to such acquisition, of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; or

              (b) individuals who, as of November 30, 1998, constituted the
            Board of Directors of the Company (as of November 30, 1998, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual becoming a director subsequent to November 30, 1998, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
            Act); or

              (c) approval by the stockholders of the Company of a
            reorganization, merger or consolidation, in each case, with respect to which all or substantially all the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 65% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger or consolidation; or

              (d) the sale or other disposition of all or substantially all the assets of the Company in one transaction or series of related transactions.

            "Closing Date" has the meaning specified in Section 3.01.

            "Co-Agent" means BankBoston, N.A., in its capacity as Co-Agent hereunder.

            "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

            "Collateral" has the meaning set forth in Section 1 of the Security Agreement.

            "Collateral Agent" means Morgan Guaranty Trust Company of New York, in its capacity as Collateral Agent for the holders of the Secured Obligations under the Collateral Documents, and its successors in such capacity.

            "Collateral Documents" means the Security Agreement, the Security Agreement Supplements and all other supplemental or additional security agreements or similar instruments delivered pursuant hereto or thereto, in each case as amended from time to time.

            "Commitment" means (i) with respect to each Lender listed on the Commitment Schedule, the amount set forth opposite such Lender's name on the Commitment Schedule, (ii) with respect to any Substitute Lender, the amount of the Commitment assumed by it pursuant to Section 8.05 and (iii) with respect to any Assignee, the amount of the transferor Lender's Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may be changed from time to time pursuant to Section 2.06, 8.05 or 9.06(c).

            "Commitment Schedule" means the Commitment Schedule attached hereto.

            "Company" means Polaroid Corporation, a Delaware corporation, and its successors.

            "Company's 1997 Form 10-K" means the Company's annual report on Form 10-K for 1997, as filed with the SEC pursuant to the Exchange Act.

            "Company's Third Quarter 1998 Form 10-Q" means the Company's quarterly report on Form 10-Q for the Fiscal Quarter ended September 30, 1998, as filed with the SEC pursuant to the Exchange Act.

            "Consolidated Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Company and its Consolidated Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Company and its Consolidated Subsidiaries for such period.

            "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of

                        (i) Consolidated Interest Expense;

                        (ii) income tax expense;

                        (iii) depreciation and amortization;

                        (iv) write-downs of Russian and other assets in 1998, provided that the aggregate amount added to Consolidated EBITDA pursuant to this clause (iv) shall not exceed $50,000,000; and

                        (v) any creation of reserves and  write-downs  of assets
            related to a plan to restructure certain business operations adopted at one time during the fourth Fiscal Quarter of 1998 or any Fiscal Quarter of 1999, provided that the aggregate amount added to Consolidated EBITDA pursuant to this clause (v) shall not exceed $50,000,000.

For the purpose of determining Consolidated EBITDA, if any real estate gains are reflected in Consolidated Net Income for the fourth Fiscal Quarter of 1998, such real estate gains (up to $25,000,000 pre-tax) and the related tax effects will be treated instead as if they were recognized in the first Fiscal Quarter of 1999 (this adjustment in timing being intended to conform to certain projections heretofore delivered to the Lenders).

            "Consolidated Interest Expense" means, for any period, the consolidated interest expense of the Company and its Consolidated Subsidiaries for such period.

            "Consolidated Net Debt" means, at any date, (i) all Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date, less (ii) the aggregate amount of all cash and Temporary Cash Investments of the Company and its Subsidiaries at such date (excluding any cash and Temporary Cash Investments that have been allocated by the Company to pay deferred compensation, or are otherwise blocked or restricted so that they may not be used for general corporate purposes at such date).

            "Consolidated Net Income" means, for any period, the consolidated net income of the Company and its Consolidated Subsidiaries for such period.

            "Consolidated Subsidiary" means, at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

            "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all non-contingent obligations of such Person to reimburse or repay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument (excluding any such obligations which do not arise from a repayment of Debt and are repaid within three Euro-Dollar Business Days after the date incurred), (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person (but excluding any such Debt in excess of the book value of such asset, unless such Debt is assumed by such Person) and (vii) all Guarantees by such Person of Debt of another Person (each such Guarantee to constitute Debt in an amount equal to the amount of such other Person's Debt Guaranteed thereby).

            "Debt/EBITDA Ratio" means, at any time, the ratio of (i) Consolidated Net Debt at such time to (ii) Consolidated EBITDA for the period of four consecutive full Fiscal Quarters then most recently ended.

            "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

            "Designated Business" means an operating division or similar operating unit of the Company designated as a "Designated Business" in a letter from the Company to the Administrative Agent dated December 8, 1998.

            "Designated Subsidiary" means a Subsidiary designated as a "Designated Subsidiary" for purposes of this Agreement in a letter from the Company to the Administrative Agent dated December 8, 1998.

            "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

            "Domestic Lending Office" means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Lender may hereafter designate as its Domestic Lending Office by notice to the Company and the Administrative Agent.

            "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

            "Ebitda", when used in Section 2.18(d) with respect to any Subsidiary Guarantor, means, for any period, the consolidated net income of such Subsidiary Guarantor and its consolidated subsidiaries for such period plus, to the extent deducted in determining such consolidated net income for such period, the aggregate amount of (i) consolidated interest expense, (ii) income tax expense and (iii) depreciation and amortization.

            "Employee Stock Proceeds" means, for any period, the sum of

                        (i) all cash received by the Company during such period
            as a result of the exercise of options to acquire the Company's common stock granted to employees under its stock option plans; and

                        (ii) the lesser of (x) 6% of the U.S. domestic payroll
            of the Company and its Subsidiaries for such period and (y) the fair market value (on the date of transfer) of all common stock of the Company transferred to employees in lieu of cash compensation for such period pursuant to the Company's employee stock ownership plans.

            "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees or permits relating to the environment or to emissions, discharges or releases of pollutants, contaminants, hazardous substances, materials or wastes into the environment or otherwise relating to the treatment, storage or disposal of hazardous substances, materials or wastes or to the remediation thereof.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended or any successor statute.

            "ERISA Group" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414(b), (c) or (m) of the Code.

            "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

            "Euro-Dollar Lending Office" means, as to each Lender, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Administrative Agent.

            "Euro-Dollar Loan" means at any time a Loan outstanding hereunder that bears interest at such time at a rate based on the London Interbank Offered Rate pursuant to a Notice of Borrowing or Notice of Interest Rate Election.

            "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

            "Euro-Dollar Reserve Percentage" means, with respect to any Lender, for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for such Lender in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Lender to United States residents).

            "Events of Default" has the meaning set forth in Section 6.01.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Existing Credit Agreement" means the Credit Agreement dated as of March 19, 1997 among the Company, the banks party thereto, Morgan Guaranty Trust Company of New York, as Agent, and BankBoston, N.A. (f/k/a The First National Bank of Boston), as Co-Agent, as in effect from time to time before the Closing Date.

            "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent (for its own account) on such day on such transactions as reasonably determined by the Administrative Agent.

            "Financing Documents" means this Agreement (including the Schedules and Exhibits hereto), the Notes, the Subsidiary Guaranty Agreements and the Collateral Documents.

            "Fiscal Quarter" means a fiscal quarter of the Company.

            "Fiscal Year" means a fiscal year of the Company.

            "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States or any State thereof and no more than 20% of the sales, earnings or assets (determined on a consolidated basis) of which are located or derived from operations in the United States.

            "Funding Date" means, with respect to any Borrowing, the date on which the Loans comprising such Borrowing are to be made, as specified in the related Notice of Borrowing.

            "GAAP" means generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Lenders.

            "Group of Loans" means, at any time, a group of Loans consisting of
(i) all Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time, provided that, if a Loan of any particular Lender is converted to or made as a Base Rate Loan pursuant to
Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

            "Guaranteed Obligations" means (i) all principal of all Loans outstanding from time to time, all interest (including without limitation Post-Petition Interest) on the Loans and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Company pursuant to any Financing Document, (ii) if the Company designates loans from banks or other financial institutions as additional Guaranteed Obligations, as permitted by
Section 2.16(a), all principal of such loans, all interest (including without limitation Post-Petition Interest) on such loans and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Company with respect thereto, (iii) any other obligations designated by the Company as additional Guaranteed Obligations pursuant to Section 2.16

            "Hedging Agreements" has the meaning set forth in Section 2.16(c).

            "Immaterial Subsidiary" means at any time a Subsidiary that at such time (i) does not, together with its subsidiaries (if any), have assets (including capital stock) with an aggregate fair market value exceeding $1,000,000 and (ii) is not performing any activity significant to the business of the Company and its Subsidiaries, taken as a whole; provided that Polaroid Foundation, Inc. shall be an Immaterial Subsidiary so long as substantially all of its assets are held in trust for charitable purposes.

            "Initial Subsidiary Guarantors" means the Domestic Subsidiaries listed on Exhibit H hereto.

            "Interest Period" means, with respect to each Euro-Dollar Borrowing, the period commencing on the date specified in the applicable Notice of Borrowing or Notice of Interest Rate Election and ending one, two, three or six months thereafter (or, if all Lenders agree, nine or twelve months thereafter), as specified in such Notice; provided that:

                        (a) any Interest Period which would otherwise end on a
            day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                        (b) any Interest Period which begins on the last
            Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                        (c) any Interest Period which would otherwise end after
            the Termination Date shall end on the Termination Date.

            "Investment" means (i) any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise, or (ii) any acquisition of all or substantially all the assets of a going concern business (or a portion of a going concern business); provided that the term "Investment" shall not include any securities of or claims with respect to any account debtor received in any compromise or settlement of any account receivable.

            "Lenders" means (i) each bank or financial institution listed on the Commitment Schedule, (ii) each Assignee which becomes a Lender pursuant to
Section 9.06(c), (iii) each Substitute Lender which becomes a Lender pursuant to
Section 8.05 and (iv) their respective successors.

            "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

            "Lien Grantor" has the meaning set forth in Section 1 of the Security Agreement.

            "Loan" means a loan made by a Lender pursuant to Section 2.01 of either this Agreement or the Existing Agreement; provided that, if such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

            "London Interbank Offered Rate" means, with respect to any Interest Period, the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

            "Long-Term Debt Rating" means at any time (i) with respect to Moody's, its company rating of the Company at such time or, if Moody's does not maintain a company rating of the Company at such time, the rating assigned by Moody's at such time to the senior unsecured long-term debt securities of the Company without third-party credit enhancement and (ii) with respect to S&P, its corporate credit rating of the Company at such time or, if S&P does not maintain a corporate credit rating of the Company at such time, the rating assigned by S&P at such time to the senior unsecured long-term debt securities of the Company without third-party credit enhancement.

            "Material Adverse Effect" means (i) any material adverse effect on the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, (ii) any material adverse effect on the validity, binding effect or enforceability of any Financing Document or (iii) any material adverse effect on the validity, perfection or priority of any Lien on any of the Collateral created or purportedly created under the Collateral Documents.

            "Material Domestic Subsidiary" means a Domestic Subsidiary that is not an Immaterial Subsidiary.

            "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

            "Moody's" means Moody's Investors Service, Inc. and its successors.

            "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

            "Net Cash Proceeds" means, with respect to any transaction (including without limitation any Sale-Leaseback Transaction), an amount equal to the cash received by the Company and its Subsidiaries in connection with such transaction (including any cash proceeds of any non-cash consideration received in such transaction) less (i) all expenses reasonably incurred by the Company and its Subsidiaries in respect of such transaction; (ii) any capital gains taxes payable by the Company and its Subsidiaries by reason of such transaction, as estimated in good faith by the Company's chief financial officer or chief accounting officer, and (iii) the principal amount of any Debt secured by the property sold in such transaction, if and to the extent required (by a document other than this Agreement) to be repaid by the Company or any of its Subsidiaries in connection with such transaction.

            "Notes" means promissory notes of the Company, substantially in the form of Exhibit A hereto, evidencing the obligation of the Company to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

            "Notice of Borrowing" has the meaning set forth in Section 2.02.

            "Notice of Interest Rate Election" has the meaning set forth in
Section 2.03.

            "Organizational Documents" means (i) with respect to any corporation, its certificate or articles of incorporation, by-laws and other constitutional documents, including the certificate of designation for any series of its preferred stock, (ii) with respect to any limited liability company, its articles of organization and operating agreement, or other comparable documents however named, and (iii) with respect to any partnership, its partnership agreement.

            "Parent" means, with respect to any Lender, any Person controlling such Lender.

            "Participant" has the meaning set forth in Section 9.06(b).

            "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Permitted Subordinated Debt" means unsecured debt of the Company
(i) no part of the principal of which is required to be paid (by mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) before December 31, 2002, (ii) the payment of the principal of and interest on which and other payment obligations of the Company in respect of which are subordinated to the prior payment in full in cash of the principal of and interest (including Post- Petition Interest) on the Loans and all other obligations of the Company under the Financing Documents on terms and conditions reasonably satisfactory in form and substance to the Required Lenders and (iii) as to which all applicable covenants (unless incorporated herein pursuant to Section 5.21), events of default, remedies and other provisions dealing with the relationship of such subordinated debt (and/or the holders thereof) and the debt to which it is subordinated (and/or the holders thereof) shall be reasonably satisfactory in form and substance to the Required Lenders.

            "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

            "Polaroid Obligors" means the Company and the Subsidiary Guarantors.

            "Post-Petition Interest" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, reorganization or insolvency of the Company (or would accrue but for the operation of applicable bankruptcy, reorganization or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such case, proceeding or other action.

            "Pricing Schedule" means the Pricing Schedule attached hereto.

            "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

            "Reference Banks" means the principal London offices of ABN AMRO Bank N.V., Morgan Guaranty Trust Company of New York and the First National Bank of Chicago, and "Reference Bank" means any one of such Reference Banks.

            "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

            "Required Lenders" means at any time Lenders having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

            "Restricted Payment" means (i) any dividend or other distribution on any shares of the Company's capital stock (except dividends payable solely in shares of its capital stock other than mandatorily redeemable preferred stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Company's capital stock or (b) any option, warrant or other right to acquire shares of the Company's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

            "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

            "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of any property that (or of any property similar to and used for substantially the same purpose as any other property that) has been or is to be sold, assigned, transferred or otherwise disposed of by the Company or any of its Subsidiaries to such Person with the intention of entering into such a lease.

            "SEC" means the Securities and Exchange Commission.

            "Secured Obligations" has the meaning set forth in Section 1 of the Security Agreement.

            "Secured Parties" has the meaning set forth in Section 1 of the Security Agreement.

            "Security Agreement" means a security agreement, substantially in the form of Exhibit I hereto, between the Company, certain Subsidiary Guarantors and the Collateral Agent, as amended and supplemented from time to time.

            "Security Agreement Supplement" has the meaning set forth in Section 1 of the Security Agreement.

            "Security Interests" has the meaning set forth in Section 1 of the Security Agreement.

            "Security Release Date" has the meaning set forth in Section 1 of the Security Agreement.

            "Subsidiary" means any corporation or other entity (except an Unconsolidated Joint Venture) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

            "Subsidiary Guarantors" means (i) the Initial Subsidiary Guarantors and (ii) each Subsidiary that shall, at any time after the Closing Date, execute a Subsidiary Guaranty Agreement.

            "Subsidiary Guaranty" means, with respect to any Subsidiary Guarantor, its obligations under its Subsidiary Guaranty Agreement.

            "Subsidiary Guaranty Agreement" means a Subsidiary Guaranty Agreement substantially in the form of Exhibit G hereto.

            "Substitute Lender" has the meaning set forth in Section 8.05.

            "Super-Majority Lenders" means at any time Lenders having at least 90% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 90% of the aggregate unpaid principal amount of the Loans.

            "Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated A1 or higher by S&P and P1 or higher by Moody's, (iii) demand or time deposits with, including certificates of deposit and bankers' acceptances issued by, any Qualifying Bank (as defined below), (iv) repurchase agreements with respect to securities described in clause (i) above entered into with any Qualifying Bank (or, to the extent that the party making such Investment has a perfected security interest in the securities subject to such repurchase agreements, with securities broker-dealers of nationally recognized standing), (v) debt securities rated in one of the two highest categories by a nationally recognized credit rating agency and (vi) in the case of Investments made by any Foreign Subsidiary, obligations, deposits and repurchase agreements comparable to those specified in clauses (i), (iii) and (iv) above (except that such obligations may be issued or guaranteed by the country in which such Foreign Subsidiary is located and such deposits and repurchase agreements may be made with comparable banks and trust companies located in such countries), provided in each case that such Investment matures (or permits the holder thereof at its option to require repayment or repurchase thereof) within two years from the date of acquisition thereof by the Company or a Subsidiary. As used in this definition, "Qualifying Bank" means (i) any office located in the United States of any Lender that is a bank or trust company or (ii) any office located in the United States of any other bank or trust company (A) whose long-term debt securities are rated in one of the three highest categories by a nationally recognized credit rating agency or (B) which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000.

            "Termination Date" means December 31, 2001 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

            "Type" refers to whether a Loan is a Base Rate Loan or a Euro-Dollar Loan.

            "Unconsolidated Joint Venture" means at any time any Person in which the Company or one or more of its Consolidated Subsidiaries has an equity investment which, if material, would be accounted for under the equity accounting method on the financial statements of the Company and its Consolidated Subsidiaries, if such statements were prepared as of such time.

            "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefit liabilities under such Plan based on the assumptions used for purposes of determining required contributions to the Plan, as determined in the Plan's most recent actuarial valuation, exceeds (ii) the fair market value of all Plan assets allocable to such benefits, as determined as of the then most recent valuation date for such Plan.

            "United States" means the United States of America, its territories and possessions and the Commonwealth of Puerto Rico.

            "Wholly-Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except qualifying shares) are at the time directly or indirectly owned by the Company.

            SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP; provided that, if the Company notifies the Administrative Agent that the Company wishes to amend any provision hereof to eliminate the effect of any change in GAAP on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend any provision hereof for such purpose), then such provision shall be applied on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such provision is amended in a manner satisfactory to the Company and the Required Lenders.


                                    ARTICLE 2
                                   THE CREDITS

            SECTION 2.01. Commitments to Lend. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Company from time to time prior to the Termination Date; provided that, immediately after each such loan is made, the aggregate outstanding principal amount of such Lender's Loans shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in an aggregate amount equal to the aggregate unused amount of the Commitments) and shall be made from the several Lenders ratably in proportion to their respective Commitments. Within the foregoing limits, the Company may borrow, prepay (to the extent permitted by Section 2.08) and reborrow Loans at any time prior to the Termination Date.

            SECTION 2.02. Method of Borrowing. (a) The Company shall give the Administrative Agent notice (a "Notice of Borrowing") not later than 10:00 A.M. (New York City time) on (x) the Funding Date for each Base Rate Borrowing and
(y) the third Euro-Dollar Business Day before the Funding Date for each Euro-Dollar Borrowing, specifying:

                        (i) the Funding Date for such Borrowing, which shall be
            a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                        (ii) whether the Loans comprising such Borrowing are to
            be Base Rate Loans or Euro-Dollar Loans,

                        (iii) the aggregate amount of such Borrowing, which
            shall be $10,000,000 or a larger multiple of $1,000,000 (except that any such Borrowing may be in an aggregate amount equal to the aggregate unused amount of the Commitments); and

                        (iv) in the case of a Euro-Dollar Borrowing, the
            duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

            (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of the Loans to be made on the Funding Date for such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Company.

            (c) Not later than 12:00 noon (New York City time) on the Funding Date for each Borrowing, each Lender shall make available its ratable share of the Loans comprising such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Company at the Administrative Agent's aforesaid address.

            (d) Unless the Administrative Agent shall have received notice from a Lender prior to the Funding Date for any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of the Loans comprising such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on such Funding Date in accordance with Section 2.02(c) and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, the Administrative Agent shall be entitled to recover from either such Lender or the Company (each of which agrees to pay such amount forthwith on demand) such corresponding amount together with interest thereon, for each day (if any) from the date such amount is made available to the Company until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Company, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable to such Borrowing pursuant to Section 2.04 or (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement. Any payment by the Company to the Administrative Agent pursuant to this Section 2.02(d) shall not relieve a defaulting Lender from any liability that such Lender may otherwise have to the Company with respect to its failure to fund.

            SECTION 2.03. Interest Rate Elections. (a) The initial Type of Loans comprising each Borrowing, and the duration of the initial Interest Period applicable thereto if they are initially Euro-Dollar Loans, shall be as specified in the applicable Notice of Borrowing. Thereafter, the Company may from time to time elect to change or continue (x) the Type of, or (y) in the case of Euro-Dollar Loans, the duration of the Interest Period applicable to, the Loans included in any Group of Loans (excluding overdue Loans and subject in each case to the provisions of the definition of Interest Period and Article 8), as follows:

                        (i) if such Loans are Base Rate Loans, the Company may
            elect to designate such Loans as Euro-Dollar Loans, or may elect to designate such Loans as any combination of Base Rate Loans and Euro-Dollar Loans; and

                        (ii) if such Loans are Euro-Dollar Loans, the Company
            may elect to designate such Loans as Base Rate Loans, may elect to continue such Loans as Euro-Dollar Loans for an additional or different Interest Period, or may elect to designate such Loans as any combination of Base Rate Loans and Euro-Dollar Loans.

Notwithstanding the foregoing, the Company may not elect an Interest Period for Euro-Dollar Loans unless the aggregate outstanding principal amount of such Loans (including any such Loans made pursuant to Section 2.01 on the date that such Interest Period is to begin) to which such Interest Period will apply is at least $10,000,000.

            (b) Any election permitted by Section 2.03(a) may become effective on any Euro-Dollar Business Day specified by the Company (the "Election Date"). Each such election shall be made by the Company by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 11:00 A.M. (New York City time) on (x) the Election Date, if all the resulting Loans will be Base Rate Loans, or (y) the third Euro-Dollar Business Day before the Election Date, if the resulting Loans will include Euro-Dollar Loans. Each

Notice of Interest Rate Election shall specify with respect to the outstanding Loans to which such notice applies:

                        (i) the Election Date;

                        (ii) if the Type of Loan is to be changed, the new Type
            of Loan and, if such new Type is a Euro-Dollar Loan, the duration of the first Interest Period applicable thereto;

                        (iii) if such Loans are Euro-Dollar Loans that are to be
            continued for an additional or different Interest Period, the duration of such additional or different Interest Period; and

                        (iv) if such Loans are to be designated as a combination
            of Base Rate Loans and Euro-Dollar Loans, the information specified in clauses (i) through (iii) above as to each resulting Group of Loans and the aggregate amount of each such Group of Loans.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period and the last sentence of Section 2.03(a).

            (c) Upon receipt of a Notice of Interest Rate Election, the Administrative Agent shall promptly notify each Lender of the contents thereof and such notice shall not thereafter be revocable by the Company.

            (d) If the Company (i) fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent electing to continue or change the Type of, or the duration of the next Interest Period applicable to, any Group of Euro-Dollar Loans and (ii) has not theretofore delivered a notice of prepayment relating to such Loans, then the Company shall be deemed to have given the Administrative Agent a Notice of Interest Rate Election electing to convert such Loans to Base Rate Loans on the last day of the then current Interest Period applicable thereto.

            SECTION 2.04. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made (or is converted to a Base Rate Loan) until it becomes due (or is converted to a Euro-Dollar Loan), at a rate per annum equal to the sum of the Base Rate for such day plus the Base Rate Margin (if any) for such day. Such interest shall be payable (i) quarterly on each March 31, June 30, September 30 and December 31 and (ii) upon any termination of the Commitments in their entirety.

            (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof; provided that, if the Company elects to change the Type of, or the duration of an Interest Period applicable to, any Group of Euro-Dollar Loans on any day other than the last day of an Interest Period applicable thereto, the Company shall pay, on the effective date of such change, the interest accrued on such Euro-Dollar Loans to such effective date (and shall reimburse each Lender for any loss or expense resulting from such change as provided in Section 2.10).

            (c) Any overdue principal of and interest on any Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

            (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Company and the Lenders by telex or facsimile of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

            (e) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated hereby. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

            SECTION 2.05. Fees. (a) Commitment Fees. The Company shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their Commitments, a commitment fee at the Commitment Fee Rate, determined for each day in accordance with the Pricing Schedule, on the amount by which the aggregate amount of the Commitments at the close of business on such day exceeds the aggregate principal amount of the Loans outstanding at the close of business on such day. Such commitment fees shall accrue from and including the Closing Date to but excluding the Termination Date (or any earlier date on which the Commitments terminate in their entirety), and shall be payable quarterly on each March 31, June 30, September 30 and December 31 and upon any termination of the Commitments in their entirety.

            (b) Facility Fees. The Company shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their Commitments, a facility fee at the Facility Fee Rate, determined for each day in accordance with the Pricing Schedule. Such facility fees shall accrue (i) for each day from and including the Closing Date to but excluding the Termination Date (or any earlier date on which the Commitments terminate in their entirety) on the aggregate amount of the Commitments (whether used or unused) at the close of business on such day and (ii) for each day from and including the Termination Date (or any earlier date on which the Commitments terminate in their entirety) to but excluding the date the Loans shall be repaid in their entirety, on the aggregate principal amount of the Loans outstanding on the close of business on such day. Such facility fees shall be payable (i) quarterly on each March 31, June 30, September 30 and December 31, (ii) upon any termination of the Commitments in their entirety and (iii) if later, the date on which the Loans shall be repaid in their entirety.

            (c) Administrative Agent's Fee. The Company shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon between the Company and the Administrative Agent.

            (d) Upfront Fees. On the Closing Date, the Company shall pay to the Administrative Agent, for the account of each Lender that shall have signed this Agreement on or before December 10, 1998, a fee equal to 0.20% of the amount of such Lender's Commitment on the Closing Date.

            SECTION 2.06. Optional Termination or Reduction of Commitments. The Company may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) proportionately reduce from time to time, by an aggregate amount of at least $10,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

            SECTION 2.07. Mandatory Termination of Commitments; Maturity of Loans. The Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

            SECTION 2.08. Optional Prepayments. (a) The Company may, upon notice to the Administrative Agent given not later than 11:00 A.M. (New York City time) on (i) the date of prepayment of any Base Rate Loans and (ii) the third Euro-Dollar Business Day prior to the date of prepayment of any Euro-Dollar Loans, prepay the Base Rate Loans or, subject to Section 2.10, any Group of Euro-Dollars Loans in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or a larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such notice of prepayment shall specify which outstanding Group of Loans is to be prepaid in connection therewith. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Lenders included in such Group of Loans.

            (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment and such notice shall not thereafter be revocable by the Company.

            SECTION 2.09. General Provisions as to Payments. (a) The Company shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01 and without reduction by reason of any set-off or counterclaim. The Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

            (b) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due from the Company to the Lenders hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Company shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day (if any) from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

            SECTION 2.10. Funding Losses. If (i) the Company makes any payment of principal with respect to any Euro-Dollar Loan (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, (ii) any Euro-Dollar Loan is converted to a Base Rate Loan or the Interest Period applicable to any Euro-Dollar Loan is changed pursuant to
Section 2.03 or Article 8, on any day other than the last day of an Interest Period applicable to such Loan, (iii) the Company fails to borrow any Euro-Dollar Loan after notice of such borrowing has been given to any Lender in accordance with Section 2.02(b), (iv) the Company prepays any Loan after a Notice of Interest Rate Election electing to continue such Loan as, or to change it to, a Euro-Dollar Loan has been given to any Lender in accordance with
Section 2.03 but before the Interest Period specified therein begins, or (v) the Company requires a Lender to assign its rights with respect to any Euro-Dollar Loan to a Substitute Lender pursuant to Section 8.05 on any day other than the last day of an Interest Period applicable to such Loan, the Company shall reimburse each Lender within 15 days after demand for any resulting loss or expense incurred by it (or by any existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment, change, failure to borrow or assignment, provided that such Lender shall have delivered to the Company a certificate as to the amount of such loss or expense, showing its calculation thereof in reasonable detail, which certificate shall be conclusive in the absence of manifest error.

            SECTION 2.11. Computation of Interest and Fees. Interest and fees shall be computed on the basis of a year of 360 days (except that interest on any Loan which bears interest during any period at the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be) and paid for the actual number of days elapsed (including the first day but excluding the last day).

            SECTION 2.12. Notes. (a) The Loans of each Lender shall be evidenced by a single Note payable to the order of such Lender for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Lender's Loans.

            (b) Each Lender may, by notice to the Company and the Administrative Agent, direct that its Loans of a particular Type be evidenced by a separate
Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be substantially in the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Type.

Each reference in this Agreement to the "Note" of such Lender shall be deemed to refer to and include any or all of such Notes, as the context may require.

            (c) Upon receipt of each Lender's Note pursuant to Section 3.01(b), the Administrative Agent shall send such Note to such Lender. Each Lender shall record the date and amount of each Loan made by it and the date and amount of each payment of principal made with respect thereto, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each Loan made by it then outstanding; provided that any failure by any Lender to make (or any error in making) any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Notes. Each Lender is hereby irrevocably authorized by the Company so to endorse its Note and to attach to and make a part of its Note a continuation of such schedule as and when required.

            SECTION 2.13. Withholding Tax Exemption. Each Lender that is not incorporated under the laws of the United States or a State thereof agrees that it will deliver to each of the Company and the Administrative Agent, at least one Domestic Business Day before interest or fees first become payable hereunder for the account of such Lender, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, in either case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Company and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Company and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

            SECTION 2.14. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from any Polaroid Obligor under any Financing Document in United States dollars ("dollars") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase dollars with such other currency at the Administrative Agent's New York office on the Domestic Business Day preceding that on which final judgment is given. The obligations of such Polaroid Obligor in respect of any sum due to any Lender or the Administrative Agent under any Financing Document shall, notwithstanding any judgment in a currency other than dollars, be discharged only to the extent that, on the Domestic Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency, such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase dollars with such other currency. If the amount of dollars so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in dollars, the Company agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of dollars so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 9.04, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the appropriate Polaroid Obligor.

            SECTION 2.15. Regulation D Compensation. Each Lender may require the Company to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Lender at a rate per annum determined by such Lender up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage applicable to such Lender over (ii) the applicable London Interbank Offered Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Company and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after such Lender gives such notice and (y) shall notify the Company at least five Euro-Dollar Business Days before each date on which interest is payable on the Euro-Dollar Loans of the amount then due to such Lender under this Section.

            SECTION 2.16. Additional Guaranteed Obligations and Additional Secured Obligations. (a) In addition to Loans made pursuant to this Article 2, the Company may designate its obligations to banks or other financial institutions (which may include one or more of the Lenders) in respect of loans in an aggregate principal amount not to exceed $200,000,000 ("Additional Loans") as additional

Guaranteed Obligations and additional Secured Obligations for purposes of the Financing Documents by delivering to the Administrative Agent and the Collateral Agent a certificate signed by an executive officer of the Company stating that such Additional Loans are designated as Guaranteed Obligations and Secured Obligations for purposes of the Financing Documents; provided that such designation shall not become effective unless the Required Lenders shall have confirmed in writing to the Administrative Agent that, in their reasonable opinion, the Collateral (including any additional Collateral added at the time of such designation) is sufficient to adequately secure the Secured Obligations (including, without limitation, such Additional Loans, the Loans then outstanding and any Loans that might thereafter be made pursuant to the Commitments then in effect).

            (b) If any Additional Loans are secured pursuant to subsection (a) of this Section and the fees (other than upfront fees and commitment fees) and/or interest rate margins payable by the Company in connection with such Additional Loans are (or might at any pricing level be) higher than the fees and interest rate margins specified in the Pricing Schedule, the fees and interest rate margins payable by the Company hereunder shall be increased (as of the date such Additional Loans are first made) to be no less than the fees and interest rate margins applicable to such Additional Loans at any pricing level, and the Pricing Schedule shall forthwith be amended by the Company and the Administrative Agent to reflect such higher pricing.

            (c) The Company may from time to time designate its obligations with respect to (x) any letter of credit, (y) any interest rate swap agreement or other interest rate hedging agreement or (z) any currency swap agreement or other currency hedging agreement (the agreements referred to in the foregoing clauses (y) and (z) being herein called "Hedging Agreements") as an additional Guaranteed Obligation and/or an additional Secured Obligation for purposes of the Financing Documents; provided that

                        (i) with respect to letters of credit, the aggregate
            outstanding amount of the Company's actual and contingent obligations so secured shall not at any time exceed $3,000,000 and

                        (ii) with respect to Hedging Agreements, (A) the
            maturity thereof shall not in any case exceed three months and (B) the aggregate outstanding notional amount thereof shall not at any time exceed $50,000,000.

Each such designation shall be made by delivering to the Administrative Agent and the Collateral Agent a certificate signed by an executive officer of the Company (1) identifying such letter of credit or Hedging Agreement, (2) stating that the

Company's obligations with respect thereto are designated as an additional Guaranteed Obligation and/or Secured Obligation, as the case may be, for purposes of the Financing Documents, (3) specifying the face amount or notional amount thereof and (4) specifying the name and address of the counterparty to such interest rate agreement or the issuer of such letter of credit.

            (d) The Company may from time to time, with the prior written consent of the Administrative Agent and Collateral Agent (which in each case shall not be unreasonably withheld) and the Super-Majority Lenders (which consent shall be in their sole discretion), designate any other obligation of the Company (including without limitation its obligations with respect to any letter of credit or Hedging Agreement not covered by subsection (c) above) as an additional Guaranteed Obligation and/or Secured Obligation for purposes of the Financing Documents by delivering to the Administrative Agent and the Collateral Agent a certificate signed by an executive officer of the Company (i) identifying the obligation so designated, (ii) stating that such obligation is designated as an additional Guaranteed Obligation and/or Secured Obligation for purposes of the Financing Documents and (iii) specifying the name and address of the holder of such obligation or of a trustee, agent or similar representative designated to supply information with respect to such obligation to the Administrative Agent pursuant to the relevant Subsidiary Guaranty Agreement and/or to the Collateral Agent as contemplated by Section 11(f) of the Security Agreement.

            SECTION 2.17. Release of Security Interests. (a) At any time on or after the Security Release Date, the Company may request the Administrative Agent to instruct the Collateral Agent to release all the Collateral from the Security Interests.

            (b) At any time before the Security Release Date:

                        (i) the Super-Majority Lenders may, at the Company's
            request, instruct the Administrative Agent to instruct the Collateral Agent to release any or all of the Collateral from the Security Interests on such conditions (if any) as the Super-Majority Lenders may specify;

                        (ii) the Company may request the Administrative Agent to
            instruct the Collateral Agent to release any portion of the Collateral from the Security Interests; provided that, concurrently with each such release, (x) the Commitments shall be proportionately reduced by an aggregate amount equal to the book value of the Collateral being released and (y) the Company shall prepay Loans to the extent (if any) required so that the aggregate outstanding principal amount of the Loans does not exceed the aggregate amount of the Commitments as so reduced; and

                        (iii) the Company may request the Administrative Agent
            to instruct the Collateral Agent to release Collateral owned by a Designated Subsidiary or used in a Designated Business from the Security Interests without any corresponding reduction of the Commitments; provided that the aggregate book value of all Collateral released pursuant to this clause (iii) shall not exceed $60,000,000.

For purposes of any release pursuant to clause (ii) or (iii) above, the book value of the Collateral being released shall be determined as of a date to be selected by the Company and the Administrative Agent which shall not be earlier than the end of the month preceding the month in which such release occurs.

            (c) The Company shall not be entitled to any release of Collateral pursuant to this Section unless:

                        (i) the applicable conditions to such release specified
            in subsection (a) or (b) above have been met, or will be met substantially concurrently with such release; and

                        (ii) immediately after such release, no Default will
            have occurred and be continuing.

In connection with any request for a release of Collateral, the Company shall deliver to the Administrative Agent such officer's certificate and/or other evidence as the Administrative Agent may reasonably request to establish that such release complies with the foregoing clauses (i) and (ii). Promptly upon receiving any such request and evidence of compliance reasonably satisfactory to it, the Administrative Agent shall, unless it determines that the Company is not entitled to such release, instruct the Collateral Agent to release Collateral as requested by the Company.

            SECTION 2.18. Release of Subsidiary Guarantees. (a) At any time the Super-Majority Lenders may, at the Company's request, release any Subsidiary Guarantor from its obligations under its Subsidiary Guaranty Agreement on such conditions (if any) as the Super-Majority Lenders may specify.

            (b) If a Designated Subsidiary is sold or otherwise transferred to a Person other than the Company or any of its Subsidiaries, the Subsidiary Guaranty of such Designated Subsidiary shall be automatically released concurrently with such sale or transfer; provided that:

                        (i) all Collateral (if any) securing its Subsidiary
            Guaranty is concurrently released in compliance with Section 2.17;
            and

                        (ii) immediately after such release, no Default will
            have occurred and be continuing.

            (c) If any Subsidiary Guarantor (other than a Designated Subsidiary) is sold or otherwise transferred to a Person other than the Company or any of its Subsidiaries, the Subsidiary Guaranty of such Subsidiary Guarantor shall, at the Company's request, be released concurrently with such sale or transfer; provided that:

                        (i) all Collateral (if any) securing its Subsidiary
            Guaranty is concurrently released in compliance with Section 2.17;

                        (ii) immediately after such release, no Default will
            have occurred and be continuing; and

                        (iii) the aggregate consideration received by the
            Company and its Subsidiaries for all sales or other transfers in connection with which Subsidiary Guaranties are released pursuant to this subsection (c) shall not exceed $10,000,000.

            (d) If any Subsidiary Guarantor is sold or otherwise transferred to a Person other than the Company or any of its Subsidiaries in a transaction that is not permitted by any of the foregoing subsections of this Section, the Subsidiary Guaranty of the Subsidiary Guarantor so transferred shall nonetheless, at the Company's request, be released concurrently with such sale or other transfer; provided that, concurrently with such release (but after giving effect thereto):

                        (i) the Commitments shall be proportionately reduced by
            an aggregate amount equal to the lesser of (x) the aggregate consideration received by the Company and/or its Subsidiaries for such sale or other transfer or (y) 330% of such Subsidiary Guarantor's Ebitda for the period of four consecutive Fiscal Quarters then most recently ended;

                        (ii) all Collateral (if any) securing its Subsidiary
            Guaranty is concurrently released in compliance with Section 2.17;
            and

                        (iii) immediately after such release, no Default will
            have occurred and be continuing.

If any sale or transfer described in this subsection (d) is consummated at a time when the $10,000,000 basket provided in subsection (c) has not been fully utilized, such sale or transfer shall be treated as being (A) subject to subsection (c) to the extent that the aggregate consideration received by the Company and its Subsidiaries for such sale or transfer (the "Aggregate Consideration") does not exceed the unutilized portion of the $10,000,000 basket provided in subsection (c) (the "Unutilized Basket") and (B) subject to this subsection (d) to the extent that the Aggregate Consideration exceeds the Unutilized Basket (such excess being the "Excess Consideration"). For purposes of subsection (c), such sale or transfer shall be deemed to utilize the Unutilized Basket. For purposes of this subsection (d), (A) the consideration referred to in clause (i)(x) shall be deemed to be the Excess Consideration and
(B) the Ebitda referred to in clause (i)(y) shall be deemed to be an amount determined by multiplying such Subsidiary Guarantor's Ebitda for the relevant period by a fraction, of which the numerator is the Excess Consideration and the denominator is the Aggregate Consideration.


                                    ARTICLE 3
                                   CONDITIONS

            SECTION 3.01. Effectiveness. This Agreement shall become effective on the date (the "Closing Date") on which all the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

            (a) the Administrative Agent shall have received from each of the Company, the Required Lenders and the Agents a counterpart hereof signed by such party or telex, facsimile or other written confirmation satisfactory to the Administrative Agent that such party has signed a counterpart hereof;

            (b) the Administrative Agent shall have received for the account of each Lender a duly executed Note, dated on or before the Closing Date, complying with the provisions of Section 2.12;

            (c) the Administrative Agent shall have received a counterpart of a Subsidiary Guaranty Agreement signed by each Initial Subsidiary Guarantor;

            (d) the Administrative Agent shall have received a counterpart of the Security Agreement, signed by the Collateral Agent, the Company and each Initial Subsidiary Guarantor that is identified as an initial Lien Grantor on Exhibit H hereto;

            (e) the Collateral Agent shall have received all signed UCC financing statements reasonably requested by the Collateral Agent to perfect the Security Interests in the Collateral;

            (f) the Administrative Agent shall have received (i) for the account of each Lender that has signed this Agreement on or before December 10, 1998, an up-front fee equal to .20% of such Lender's Commitment and (ii) evidence satisfactory to the Administrative Agent that the Company has paid all fees and expenses then due and payable by it to the Arranger, the Agents and/or any of the Lenders;

            (g) the Administrative Agent shall have received opinions of Simpson Thacher & Bartlett, special counsel for the Company, Thomas M. Lemberg, Senior Vice President and General Counsel of the Company, and Bingham Dana LLP, special Massachusetts counsel for the Company, substantially in the form of Exhibits B, C and D hereto, respectively, and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

            (h) the Administrative Agent shall have received an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

            (i) the Administrative Agent shall have received a certificate signed by the Vice President and Treasurer and the Senior Vice President and General Counsel of the Company to the effect set forth in clauses (c) and (d) of
Section 3.03; and

            (j) the Administrative Agent shall have received all documents it may reasonably request relating to the existence of the Polaroid Obligors, the corporate authority for and the validity of the Financing Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.

The opinions and certificates referred to in this Section shall be dated the Closing Date. The Company instructs each of the counsel referred to in clause
(g) of this Section to prepare the opinions referred to in clause (g) and deliver them to the Administrative Agent for the benefit of the Agents and the Lenders. The Administrative Agent shall promptly notify the other parties hereto of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

            SECTION 3.02. Consequences of Effectiveness. (a) On the Closing Date, without further action by any of the parties thereto, the Existing Credit Agreement will be automatically amended and restated to read as this Agreement reads.

            (b) On and after the Closing Date, the rights and obligations of the parties hereto shall be governed by the provisions of this Agreement and the other Financing Documents. The rights and obligations of the parties with respect to the period before the Closing Date shall continue to be governed by the provisions of the Existing Credit Agreement as in effect before the Closing Date.

            SECTION 3.03. Borrowings. The obligation of any Lender to make a Loan on the Funding Date for any Borrowing is subject to the satisfaction of the following conditions:

            (a) the fact that the Closing Date shall have occurred on or before December 14, 1998;

            (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02;

            (c) the fact that, immediately after such Borrowing, no Default shall have occurred and be continuing; and

            (d) the fact that the representations and warranties of the Company and its Subsidiaries contained in the Financing Documents shall be true in all material respects on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Company on the date of such Borrowing as to the facts specified in clauses
(c) and (d) of this Section, except as otherwise disclosed in writing by the Company to the Lenders prior to such Borrowing.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

            The Company represents and warrants that:

            SECTION 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Polaroid Obligor of the Financing Documents to which it is a party (i) are within its corporate or other powers and have been duly authorized by all necessary corporate or other action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official (except filings of financing statements to perfect the Security Interests), and (iii) do not contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (other than Liens created by the Collateral Documents) on any of its assets.

            SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Company, the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Company and each other Financing Document, when executed and delivered by any Polaroid Obligor, will constitute a valid and binding obligation of such Polaroid Obligor, in each case enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) any implied covenant of good faith and fair dealing.

            SECTION 4.04. Security Interests. At all times from the Closing Date to the Security Release Date, the Collateral Documents will create valid Security Interests in the Collateral from time to time covered or purportedly covered thereby. Such Security Interests will be perfected and/or recorded as to each item of Collateral when or promptly after it is included in the Collateral, and will be prior to all other Liens (except Liens permitted by Section 5.12) on such item of Collateral until the applicable Security Interest is released pursuant to Section 14 of the Security Agreement.

            SECTION 4.05. Financial Information; No Material Adverse Change. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1997 and the related consolidated statements of earnings, cash flows and changes in common stockholders' equity for the Fiscal Year then ended, reported on by KPMG Peat Marwick LLP and set forth in the Company's 1997 Form 10-K, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the

Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

            (b) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of September 30, 1998 and the related unaudited consolidated statements of earnings, cash flows and changes in common stockholders' equity for the nine months then ended, set forth in the Company's Third Quarter 1998 Form 10-Q, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.05(a), the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such nine-month period (subject to normal year-end adjustments).

            (c) Since September 30, 1998, there has been no material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

            SECTION 4.06. Litigation. (a) Except as disclosed in the Company's 1997 Form 10-K and the Company's Third Quarter 1998 Form 10-Q, there is no (i) injunction, stay, decree or order issued by any court or arbitrator or any governmental body, agency or official or (ii) action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision, in either case which (x) could have a Material Adverse Effect or (y) in any manner draws into question the validity or enforceability of any Financing Document.

            SECTION 4.07. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan, or made any amendment to any Plan, which has resulted or could result in the imposition of a Lien under Section 412(n) of the Code or the posting of a bond or other security under Section 401(a)(29) of the Code (including, in the case of both Section 412(n) and 401(a)(29) of the Code, the similar subsections of
Section 302 and 307 of ERISA) or (iii) incurred any liability under Title IV of ERISA (other than a liability to the PBGC for premiums under Section 4007 of ERISA) that has not been paid or satisfied prior to the date of this Agreement.

            SECTION 4.08. Taxes. United States Federal income tax returns of the Company and its Subsidiaries (other than Foreign Subsidiaries) have been examined and closed through the Fiscal Year ended December 31, 1993, subject to the processing of certain "competent authority" requests for relief, pursuant to international tax treaties, for the years 1990 through 1993. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, except to the extent that such assessment is being contested by the Company or such Subsidiary in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

            SECTION 4.09. Subsidiaries. (a) Each of the Company's Subsidiaries is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate or other powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent that failures to have the same, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (b) Exhibit H hereto (i) is a complete and correct list of the Company's Material Domestic Subsidiaries as of the Closing Date and (ii) identifies as an initial Lien Grantor each such Material Domestic Subsidiary that owns any inventory located in the United States and/or any receivables on the Closing Date.

            SECTION 4.10. No Regulatory Restrictions on Borrowing. The Company is not (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a subsidiary of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) otherwise subject to any regulatory scheme which restricts its ability to incur debt.

            SECTION 4.11. Compliance with Laws. The Company and each of its Subsidiaries is in compliance in all material respects with all applicable laws, rules and regulations, other than laws, rules or regulations (i) the validity or applicability of which the Company or such Subsidiary is contesting in good faith or (ii) failures to comply with which, in the aggregate, cannot reasonably be expected to have a Material Adverse Effect.

            SECTION 4.12. No Defaults. Neither the Company nor any of its Subsidiaries is in violation of, or in default under, any term or provision of any charter, by-law, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ or injunction applicable to it, except for violations and defaults that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            SECTION 4.13. Possession of Franchises, Licenses, etc. The Company and its Subsidiaries own or possess all franchises, patents, trademarks, service marks, trade names, copyrights, licenses and other rights that are necessary in any material respect for the ownership and operation of their respective properties and businesses, and neither the Company nor any of its Subsidiaries is in violation of any provision thereof in any respect, except for violations that, in the aggregate, could not reasonably be expected to have a Materially Adverse Effect.

            SECTION 4.14. Full Disclosure. All information (other than projections) heretofore furnished by the Company or any Subsidiary to the Administrative Agent or any Lender (or to the Arranger for distribution to the Lenders) for purposes of or in connection with this Agreement or any transaction contemplated hereby, when taken as a whole, was, and all such information hereafter furnished by the Company or any Subsidiary to the Administrative Agent or any Lender (or to the Arranger for distribution to the Lenders) will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified. The Company has disclosed to the Lenders in writing any and all facts known to any officer of the Company which have had or may (to the extent the Company can now reasonably foresee) have a Material Adverse Effect.

            SECTION 4.15. Year 2000 Compliance. As described in the Company's Third Quarter 1998 Form 10-Q, the Company has (i) initiated a review and assessment of all areas within the business and operations of the Company and each of its Subsidiaries (including those areas affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by it or any of its Subsidiaries (or their respective suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) is developing a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) is implementing such plan. The Company reasonably believes that all computer applications that are material to the business or operations of the Company or any of its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and from and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that failures to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

            SECTION 4.16. Environmental Matters. Except with respect to any matter disclosed under the heading "Environmental Compliance" in the Company's 1997 Form 10-K, the Company reasonably believes the costs of compliance with Environmental Laws, and associated liabilities, are unlikely to have a Material Adverse Effect, provided that the inclusion of such exception does not indicate that any such matter will have a Material Adverse Effect.

            SECTION 4.17. Representations in Collateral Documents. Each of the representations and warranties of any of the Polaroid Obligors contained in the Collateral Documents is true and correct in all material respects.


                                    ARTICLE 5
                                    COVENANTS

            The Company agrees that, so long as any Lender has any Commitment hereunder or any amount payable under any Financing Document remains unpaid:

            SECTION 5.01.  Information.  The Company will deliver to each of the
Lenders:

            (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of earnings, cash flows and changes in common stockholders' equity for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on (in a manner acceptable to the SEC for use in filings under the Exchange Act) by KPMG Peat Marwick LLP or other independent public accountants of nationally recognized standing;

            (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statements of earnings, cash flows and changes in common stockholders' equity for such Fiscal Quarter and for the portion of such Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter in, and the corresponding portion of, the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation and consistency by the chief financial officer or the chief accounting officer of the Company;

            (c) simultaneously with the delivery of each set of financial statements referred to in Sections 5.01(a) and 5.01(b), a certificate of the chief financial officer or the chief accounting officer of the Company:

                        (i) setting forth in reasonable detail such calculations
            as are required to establish whether the Company was in compliance with the requirements of Sections 5.07 through 5.14, inclusive, on the date of such financial statements,

                        (ii) stating whether, to the knowledge of such officer,
            any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action that the Company is taking or proposes to take with respect thereto,

                        (iii) stating whether, to the knowledge of such officer,
            since the date of the most recent previous delivery of financial statements pursuant to Section 5.01(a) or 5.01(b), there has been any material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, taken as a whole, and, if so, the nature of such material adverse change,

                        (iv) stating whether, since the date of the most recent
            financial statements previously delivered pursuant to Section 5.01(a) or 5.01(b), there has been a material change in the GAAP applied in preparing the financial statements being delivered and, if so, describing such change and the effect thereof, and

                        (v) setting forth information with respect to the
            receivables and domestic inventories included in the Collateral at the date of such financial statements, in substantially the same detail as the information provided to the Lenders prior to the date of this Agreement with respect to the receivables and domestic inventories to be included therein;

            (d) simultaneously with the delivery of each set of financial statements referred to in Section 5.01(a), a statement of the firm of independent public accountants which reported on such statements (i) stating that its audit examination has included a review of the terms of this Agreement as they relate to financial or accounting matters, (ii) stating whether anything has come to its attention to cause it to believe that any Default existed on the date of such statements and (iii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to Section 5.01(c);

            (e) within five days after any executive officer of the Company obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

            (f) promptly upon any change in the Company's Long-Term Debt Rating by S&P or Moody's, a certificate of the chief financial officer, chief accounting officer or treasurer of the Company reporting such change and stating the date on which such change was publicly announced by the relevant rating agency;

            (g) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

            (h) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the SEC;

            (i) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event that was given or that should have been given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and the action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take or (viii) receives a completed actuarial valuation report relating to any Plan or Plans a copy of such report (but only if and to the extent that delivery of copies thereof is requested by the Administrative Agent); and

            (j) from time to time such additional information regarding the business, financial position or results of operations of the Company or any of its Subsidiaries, or their compliance with the provisions of the Financing Documents, as the Administrative Agent, at the request of any Lender, may reasonably request.

            SECTION 5.02. Payment of Obligations. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

            SECTION 5.03. Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Subsidiary to keep, all material property necessary in its business in good working order and condition, ordinary wear and tear excepted.

            (b) The Company will maintain, and will cause each Subsidiary to maintain, (i) physical damage insurance on all real and personal property covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, (ii) public liability insurance (including products/completed operations liability coverage) in an amount not less than $80,000,000, and (iii) such other insurance coverage in such amounts and with respect to such risks as the Required Lenders may reasonably request; provided that the Company shall not be required to maintain insurance specified in this subsection (A) if an independent insurance broker, agent or other representative reasonably satisfactory to the Required Lenders shall certify to the

Lenders that such requirement with respect to such insurance cannot be complied with in a recognized insurance market of the United States or of any other country by reason of (x) the unavailability to companies of established repute engaged in the same or a similar business of insurance with respect to one or more risks so required to be insured against or (y) the amount of insurance so required to be maintained, or (B) with respect to any assets sold by the Company, for events occurring after the sale of such assets. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Lenders may approve in writing. The Company will deliver to the Lenders upon request of any Lender through the Administrative Agent from time to time full information as to the insurance carried.

            (c) Within 45 days after the Closing Date, and at all times thereafter until the Security Release Date, the Company will cause each insurance policy applicable to inventory included in the Collateral to name the Collateral Agent as the loss payee thereunder.

            SECTION 5.04. Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect, their respective corporate existences (except as permitted under Section 5.15 and except for the liquidation of any Subsidiary) and their respective material rights, privileges and franchises necessary in the normal conduct of business.

            SECTION 5.05. Compliance with Laws. The Company will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except (i) where the necessity of compliance therewith is contested in good faith by appropriate proceedings or (ii) where noncompliance would not have a Material Adverse Effect.

            SECTION 5.06. Inspection of Property, Books and Records. The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions relating to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

            SECTION 5.07. Interest Coverage Ratio. At the end of each Fiscal Quarter, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case for the period of four consecutive Fiscal Quarters then ended, will not be less than the ratio specified for such Fiscal Quarter below:


            Fiscal Quarter                                    Ratio
            --------------                                    -----
Fourth Fiscal Quarter of 1998                               2.50 to 1
First Fiscal Quarter of 1999                                2.75 to 1
Second Fiscal Quarter of 1999                               2.75 to 1
Third Fiscal Quarter of 1999                                2.85 to 1
Fourth Fiscal Quarter of 1999 and each
   Fiscal Quarter thereafter                                3.00 to 1

            SECTION 5.08. Debt/EBITDA Ratio; Maximum Debt. (a) At no time during any Fiscal Quarter will the Debt/EBITDA Ratio be higher than the ratio specified for such Fiscal Quarter below:


            Fiscal Quarter                                    Ratio
            --------------                                    -----
Fourth Fiscal Quarter of 1998                               5.00 to 1
First Fiscal Quarter of 1999                                4.75 to 1
Second Fiscal Quarter of 1999                               5.00 to 1
Third Fiscal Quarter of 1999                                4.50 to 1
Fourth Fiscal Quarter of 1999
    and each Fiscal Quarter thereafter                      3.30 to 1

It is understood that the Debt/EBITDA Ratio at the end of any Fiscal Quarter will also be the Debt/EBITDA Ratio at the beginning of the next Fiscal Quarter and must therefore not be higher than the ratio specified above for such next Fiscal Quarter.

            (b) At no time during any Fiscal Quarter listed below will Consolidated Net Debt be higher than the amount specified for such Fiscal Quarter below:


       Fiscal Quarter                                              Amount
       --------------                                              ------
Fourth Fiscal Quarter of 1998                                   $  925,000,000
First Fiscal Quarter of 1999                                    $1,000,000,000
Second Fiscal Quarter of 1999                                   $1,000,000,000
Third Fiscal Quarter of 1999                                    $1,000,000,000
Fourth Fiscal Quarter of 1999                                   $1,000,000,000

            SECTION 5.09. Consolidated Capital Expenditures. Consolidated Capital Expenditures will not, for any Fiscal Year listed below, exceed the amount specified for such Fiscal Year below:


   Fiscal Year                                                      Amount
   -----------                                                      ------
       1999                                                     $180,000,000
       2000                                                     $150,000,000
       2001                                                     $150,000,000

If Consolidated Capital Expenditures for any Fiscal Year listed above are less than the applicable amount specified in the table, the difference may be carried forward to the next Fiscal Year; provided that Consolidated Capital Expenditures for such next Fiscal Year shall be deemed to utilize the amount specified in the table for such next Fiscal Year until such amount is fully utilized, and only thereafter to utilize the amount carried forward from the preceding Fiscal Year (which, if not utilized in such next Fiscal Year, may not be carried forward to any other Fiscal Year).

            SECTION 5.10. Restricted Payments. (a) The aggregate amount of all Restricted Payments declared or made by the Company and its Subsidiaries during the fourth Fiscal Quarter of 1998, less the aggregate amount of Employee Stock Proceeds for such Fiscal Quarter, will not exceed $8,000,000.

            (b) Neither the Company nor any Subsidiary will declare or make any Restricted Payment after December 31, 1998 unless, immediately after giving effect thereto, the aggregate amount of all Restricted Payments declared or made after December 31, 1998 does not exceed the sum of:

                        (i) $3,750,000 for the then current Fiscal Quarter;

                        (ii) $3,750,000 for each prior full Fiscal Quarter
            ending after December 31, 1998;

                        (iii) the amount of Employee Stock Proceeds (not to
            exceed $3,750,000) that the Company and its Subsidiaries reasonably expect to realize for the then current Fiscal Quarter; and

                        (iv) the aggregate amount of Employee Stock Proceeds
            actually realized by the Company and its Subsidiaries for each prior full Fiscal Quarter ending after December 31, 1998.

            SECTION 5.11. Limitation on Debt. (a) The Company will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

                        (i) Debt outstanding under this Agreement and the Notes;

                        (ii) Debt owing to the Company or to a Subsidiary;

                        (iii) Guarantees of Debt permitted by any other clause
            of this Section; provided that no Domestic Subsidiary shall Guarantee Debt of a Foreign Subsidiary;

                        (iv) medium term notes of the Company outstanding on the
            date of this Agreement in the aggregate principal amount of $500,000,000;

                        (v) Debt of the Company and/or Foreign Subsidiaries
            incurred after the date of this Agreement in an aggregate principal amount not exceeding $350,000,000 which (x) if consisting of loans from banks or other financial institutions, will mature on or after the Termination Date or (y) if consisting of any other Debt, will have no required repayments of principal (by mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) before December 31, 2002, and in either case will be used, to the extent required, to refinance $200,000,000 aggregate principal amount of the medium term notes referred to in clause (iv) that mature on March 15, 1999;

                        (vi) Permitted Subordinated Debt; and

                        (vii) Debt of the Company and/or Foreign Subsidiaries,
            not otherwise permitted under this Section, in an aggregate principal or face amount outstanding at any time not exceeding the sum of (x) the aggregate unused amount of the Commitments at such time plus (y) $150,000,000.

            (b) The Company will not permit any of its Subsidiaries to issue or permit to be outstanding any preferred stock of such Subsidiary other than preferred stock owned by the Company or by a Wholly-Owned Subsidiary.

            SECTION 5.12. Negative Pledge. Neither the Company nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it (other than treasury stock of the Company), except:

            (a) Liens on assets of Foreign Subsidiaries securing (i) a 90,000,000 Deutschmark credit facility under which the Company and certain Foreign Subsidiaries are jointly and severally liable on the date of this Agreement, as such credit facility may be amended (but not increased) from time to time, or (ii) any other Debt of Foreign Subsidiaries or Guarantees thereof;

            (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

            (c) any Lien on any asset securing Debt incurred or assumed solely for the purpose of financing all or any part of the cost of acquiring or improving such asset (including any Lien on any asset deemed to exist by reason of the second sentence of the definition of Lien); provided that such Lien attaches (or is so deemed to attach) to such asset concurrently with or within 90 days after the acquisition or completion of the improvement thereof;

            (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event;

            (e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition;

            (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

            (g) Liens for taxes not delinquent or Liens being contested in good faith and by appropriate proceedings; provided that enforcement of any such contested Lien is effectively stayed;

            (h) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance;

            (i) mechanics', workers', materialmen's or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith;

            (j) Liens arising in the ordinary course of its business which (i) do not secure Debt, (ii) do not secure any monetary obligation in an amount exceeding $50,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

            (k) Liens created by the Collateral Documents, including Liens securing any Additional Loans designated as additional Secured Obligations pursuant to Section 2.16(a); and

            (l) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed $30,000,000.

Notwithstanding the foregoing, no Polaroid Obligor will create or assume or suffer to exist any Lien on any Collateral other than (1) the Security Interests, (2) Liens described in clause (b), (d) or (e) above, (3) Liens described in clause (f) above, but only if the Debt refinanced, extended, renewed or refunded was secured by a Lien permitted by a clause (b), (d) or (e) above, and (4) Liens described in clause (g), (h), (i) or (j) above which arise and attach by operation of law (other than any Lien filed pursuant to Section 4068 of ERISA or Section 6323 of the Code).

            SECTION 5.13. Investments. Neither the Company nor any Subsidiary will hold, make or acquire any Investment in any Person after the date of this Agreement, other than:

            (a) Investments in Persons which are Subsidiaries on the date of this Agreement;

            (b) Temporary Cash Investments; and

            (c) any Investment made after December 31, 1998 and not otherwise permitted by the foregoing clauses of this Section; provided that, immediately after such Investment is made or acquired, the aggregate unrecovered cost of all such Investments made or acquired after December 31, 1998 (excluding any portion thereof for which the consideration consists of capital stock of the Company) does not exceed the cumulative limit set forth opposite the then current Fiscal Year below:


          Fiscal Year                                 Cumulative Limit
          -----------                                 ----------------
             1999                                       $ 5,000,000
             2000                                       $15,000,000
             2001                                       $25,000,000

For purposes of this clause (c), the unrecovered cost of an Investment means its historical cost (including the principal amount of any Debt of an acquired Person or business assumed or Guaranteed by the Company or any of its Subsidiaries in connection with the acquisition of such Person or business) less returns of capital from such Investment, proceeds of sale of such Investment and repayments by an acquired Person of the principal amount of any of its Debt so assumed or Guaranteed.

            SECTION 5.14. Sale-Leaseback Transactions. If the Company and/or its Subsidiaries engage in one or more Sale-Leaseback Transactions after the date of this Agreement and the cumulative Net Cash Proceeds thereof exceed the sum of $25,000,000 plus all Net Cash Proceeds theretofore received from the sale of the warehouse currently being constructed by the Company in Norton, Massachusetts (the amount of such excess being "Excess Net Cash Proceeds"), the Company will apply an amount equal to such Excess Net Cash Proceeds to repay its medium term notes maturing March 15, 1999 and/or any Additional Loans. Any such repayment of Additional Loans shall be made within five Domestic Business Days after such Excess Net Cash Proceeds are received.

            SECTION 5.15. Mergers and Sales of Assets. (a) The Company will not
(i) consolidate or merge with any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person; provided that the Company may merge with another Person if (x) the Company is the corporation surviving such merger and (y) immediately after giving effect to such merger, no Default shall have occurred and be continuing.

            (b) No Subsidiary (except an Immaterial Subsidiary or a Designated Subsidiary) will (x) consolidate or merge with any other Person or (y) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person; provided that:

                        (i) any Subsidiary Guarantor or any subsidiary of a
            Subsidiary Guarantor may consolidate or merge with, or transfer its assets to, any other Subsidiary Guarantor or any Subsidiary that is wholly-owned, directly or indirectly, by one or more Subsidiary Guarantors; and

                        (ii) any Subsidiary that is not a Subsidiary Guarantor
            or a subsidiary of a Subsidiary Guarantor may consolidate or merge with, or transfer its assets to, the Company or any other Subsidiary,

in each case if, immediately after giving effect to such transaction, no Default shall have occurred and be continuing.

            SECTION 5.16. Guarantees by Future Material Domestic Subsidiaries. If any Person becomes a Material Domestic Subsidiary after the Closing Date, the Company will, within 30 Domestic Business Days after such Person becomes a Material Domestic Subsidiary, (i) cause such Material Domestic Subsidiary to guarantee the Company's obligations hereunder pursuant to a Subsidiary Guaranty Agreement and (ii) deliver to the Administrative Agent such legal opinions and other documents as the Administrative Agent may reasonably request relating to the existence of such Material Domestic Subsidiary, the corporate or other authority for and validity of its Subsidiary Guaranty Agreement and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent.

            SECTION 5.17. Future Assets to Be Added to Collateral. (a) Unless the Security Release Date shall have occurred, the Company shall, within 30 Domestic Business Days after (x) any Person becomes a Material Domestic Subsidiary or (y) any Material Domestic Subsidiary that is not a Lien Grantor becomes the owner of inventory located in the United States and/or receivables with an aggregate book value exceeding $1,000,000:

                        (i) cause such Material Domestic Subsidiary to sign and
            deliver a Security Agreement Supplement granting a Lien or Liens on its inventory located in the United States and its receivables (with the exceptions set forth in the proviso at the end of Section 2(a) of the Security Agreement and such other exceptions as the Required Lenders shall have approved in writing) to the Collateral Agent to secure its obligations under its Subsidiary Guaranty Agreement; and

                        (ii) cause such Material Domestic Subsidiary to comply
            with all applicable provisions of the Security Agreement.

            (b) Whenever any assets with an aggregate book value in excess of $1,000,000 are added to the Collateral pursuant to this Section, the Company shall deliver to the Administrative Agent such legal opinions and other documents as the Administrative Agent may reasonably request relating to the existence of the relevant Lien Grantor, the corporate or other authority for and validity of the relevant Collateral Documents, the creation and perfection (or due recordation) of the Lien purportedly created thereby, and any other matters relevant thereto, all in form and substance (and from counsel) reasonably satisfactory to the Administrative Agent.

            SECTION 5.18. Further Assurances. (a) Upon request by the Administrative Agent, the Company will, and will cause each of the other Lien Grantors to, at the Company's sole cost and expense, take all such actions and execute, acknowledge and deliver all such documents as the Administrative Agent shall deem necessary or appropriate in its reasonable judgment from time to time to assure, perfect, convey, assign and transfer to the Collateral Agent the property and rights conveyed or assigned pursuant to the Collateral Documents or to facilitate the performance of the terms of the Collateral Documents or the perfection, filing, registering or recording of the Security Interests.

            (b) All costs and expenses in connection with the grant of any Security Interest, including without limitation reasonable legal fees and other reasonable costs and expenses in connection with the granting, perfecting and maintenance of any Security Interest or the preparation, execution, delivery, recordation or filing of documents and any other acts that the Administrative Agent may reasonably request in connection with the grant of any Security Interest shall be paid by the Company promptly upon demand.

            (c) The Company will not, and will not permit any of its Domestic Subsidiaries to, enter into or become subject to any agreement which would impair their ability to comply, or which would purport to prohibit them from complying, with the provisions of this Section.

            SECTION 5.19. Fiscal Year. The Company will not change its Fiscal Year from the calendar year.

            SECTION 5.20. Use of Proceeds. The proceeds of the Loans will be used by the Company for working capital and other general corporate purposes, including acquisitions. None of such proceeds will be used in violation of any applicable law or regulation.

            SECTION 5.21. Incorporation of Any More Favorable Covenants. If the Company agrees, after the date of this Agreement, to any covenant for the benefit of any lender or any holder of its debt securities that is more favorable to such lender or holder in any material respect than the covenants set forth in this Article 5, the Company shall promptly notify the Lenders thereof and, if requested to do so by the Required Lenders, enter into an amendment to this Agreement setting forth a comparable covenant for the benefit of the Lenders; provided that this Section shall not apply to any covenant that (i) relates solely to the collateral securing any debt that is permitted to be secured by
Section 5.12 or (ii) is a type of covenant that, if included herein, would in accordance with customary practices be included in a portion of this Agreement other than this Article 5 (or a definition of a term used in this Article 5).

            SECTION 5.22. Limitation on Hedging Agreements. Neither the Company or any of its Subsidiaries will enter into any Hedging Agreement for speculative purposes.


                                    ARTICLE 6
                                    DEFAULTS

            SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

            (a) any principal of any Loan shall not be paid when due or any interest on any Loan, any fee or any other amount payable hereunder shall not be paid within three Domestic Business Days after the due date thereof;

            (b) the Company shall fail to observe or perform any covenant contained in Section 5.01(e), or in Sections 5.07 to 5.17, inclusive, or in
Section 5.19 or 5.20; or any Lien Grantor shall fail to observe or perform any covenant contained in Section 5(a), (b) or (j) of the Security Agreement;

            (c) the Company shall fail to perform any covenant contained in
Section 5.01(a) or 5.01(b) and such failure shall continue for five days;

            (d) any Polaroid Obligor shall fail to observe or perform any covenant or agreement on its part (other than those covered by clause (a), (b) or (c) above) contained in the Financing Documents for 30 days after written notice thereof has been given to the Company by the Administrative Agent at the request of any Lender;

            (e) any representation, warranty, certification or statement made by any Polaroid Obligor in this Agreement or any other Financing Document or in any certificate, financial statement or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made (or deemed made);

            (f) the Company or any Subsidiary shall fail to make any payment in respect of any Debt (other than the Notes) when due and such failure shall continue for more than any expressly applicable period of grace with respect thereto, and the aggregate principal amount of such Debt and any Debt referred to in Section 6.01(g) below is at least $10,000,000;

            (g) the Company or any Subsidiary shall fail to observe or perform any term, covenant or agreement contained in any agreement or instrument (other than the Financing Documents) by which it is bound evidencing or securing or relating to any Debt or any other condition or event shall occur, if such failure, condition or event has the effect of accelerating the maturity of such Debt or permits (or, with the giving of notice or lapse of time or both, would permit) the holder or holders of such Debt or a trustee or other representative acting on their behalf to cause or declare acceleration of the maturity thereof, and the aggregate principal amount of such Debt and any Debt referred to in
Section 6.01(f) above is at least $10,000,000;

            (h) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or (except in the case of a Foreign Subsidiary being liquidated for reasons other than insolvency) seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

            (i) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the

Company or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

            (j) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a payment obligation payable in the current year in excess of $10,000,000;

            (k) a final and unappealable judgment or order for the payment of money in excess of $10,000,000 (excluding any portion thereof covered by insurance and as to which the insurance company has admitted liability) shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; provided that, if such judgment or order permits amounts to be paid over a greater period of time, such judgment or order may continue unsatisfied as to such amounts for such greater period;

            (l) a Change in Control shall have occurred;

            (m) unless previously released pursuant to the applicable provisions of the Financing Documents, any Lien created by any Collateral Document shall at any time fail to constitute a valid and (to the extent required by the Collateral Documents) perfected Lien on all the Collateral purported to be subject thereto, securing all the obligations purported to be secured thereby, with the priority required by the Financing Documents, or any Lien Grantor shall so assert in writing; or

            (n) unless previously released pursuant to the applicable provisions of the Financing Documents, any Subsidiary Guaranty Agreement (or any provision thereof) shall cease to be in full force and effect or the Company or any Subsidiary Guarantor, or any Person acting on behalf of the Company or any Subsidiary Guarantor, shall so assert in writing;

then, and in every such event, the Administrative Agent shall (i) if requested by Lenders having more than 50% in aggregate amount of the Commitments, by notice to the Company terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Lenders holding Notes evidencing more than 50% in aggregate outstanding principal amount of the Loans, by notice to the Company declare the Loans (together with accrued interest thereon) to be, and the Loans (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided that if any Event of Default specified in Section 6.01(h) or 6.01(i) above occurs with respect to the Company, then, without any notice to the Company or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

            SECTION 6.02. Notice of Default. The Administrative Agent shall, promptly upon being requested to do so by any Lender, give notice to the Company under Section 6.01(d) and thereupon notify all the Lenders thereof.


                                    ARTICLE 7
                                   THE AGENTS

            SECTION 7.01. Appointment and Authorization. (a) Each Lender irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Documents as are delegated to it by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

              (b) Each Lender authorizes and directs the Collateral Agent to execute and deliver the Collateral Documents and irrevocably appoints and authorizes the Collateral Agent to act as its agent in connection with the Collateral Documents and to take such action as agent on its behalf and to exercise such powers under the Collateral Documents as are delegated to it by the terms thereof, together with all such powers as are reasonably incidental thereto.

            SECTION 7.02. Agents and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not an Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or Affiliate as if it were not an Agent hereunder.

            SECTION 7.03. Action by Administrative Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

            SECTION 7.04. Consultation with Experts. Either Agent may consult with legal counsel (who may be counsel for any of the Polaroid Obligors), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

            SECTION 7.05. Liability of Agents. No Agent or Co-Agent (and none of their respective directors, officers, agents or employees) shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request or direction of the Required Lenders (or the Super-Majority Lenders when their consent is required) or (ii) in the absence of its own gross negligence or willful misconduct. No Agent or Co-Agent (and none of their respective directors, officers, agents or employees) shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Financing Documents or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Polaroid Obligor; (iii) the satisfaction of any condition specified in Article 3, except, in the case of the Administrative Agent, receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of any Financing Document or any other instrument or writing furnished in connection herewith. Neither Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

            SECTION 7.06. Indemnification. Each Lender shall, ratably in accordance with its Commitment, indemnify the Agents and the Co-Agent (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (collectively, "Liabilities") that such Agent or the Co-Agent may suffer or incur in connection with the

Financing Documents or any action taken or omitted by it thereunder, except any Liability resulting from its gross negligence or willful misconduct.

            SECTION 7.07. Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon either Agent, the Co-Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon either Agent, the Co-Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

            SECTION 7.08. Resignation of Administrative Agent. (a) The Administrative Agent may resign at any time (effective upon acceptance of its appointment by a successor Administrative Agent) by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, with the consent of the Company (if no Default shall have occurred and be continuing), which consent shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, if a Lender is able and willing to serve as the Administrative Agent, or, if no Lender is able and willing to serve as the Administrative Agent, a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.

              (b) The Collateral Agent may resign at any time as provided in
Section 11(h) of the Security Agreement.

              (c) The Co-Agent may resign at any time by giving notice of its resignation to the Lenders and the Company.

              (d) After any Agent or the Co-Agent resigns, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent or the Co-Agent, as the case may be.



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



                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

            SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Group of Euro-Dollar Loans:

            (a) the Administrative Agent is advised by the Reference Banks that deposits in U.S. dollars (in the applicable amounts) are not being offered to the Reference Banks in the London interbank market for such Interest Period, or

            (b) Lenders having 50% or more of the aggregate principal amount of the Commitments advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Company and the Lenders, whereupon until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Thereafter, unless the Company notifies the Administrative Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

            SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other

Lenders and the Company, whereupon until such Lender notifies the Company and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Euro-Dollar Loans, or to convert outstanding Base Rate Loans into Euro-Dollar Loans or to continue outstanding Euro-Dollar Loans as Euro-Dollar Loans for an additional Interest Period shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such notice is given, all Euro-Dollar Loans of such Lender then outstanding shall begin bearing interest at the rate applicable to Base Rate Loans, notwithstanding any prior election by the Company to the contrary, either
(a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loans if such Lender may lawfully continue to maintain and fund such Loans at the rate applicable to Euro-Dollar Loans to such day or (b) immediately if such Lender may not lawfully continue to maintain and fund such Loans at the rate applicable to Euro-Dollar Loans to such day (in which case the Company shall reimburse such Lender for any resulting loss or expense as provided in
Section 2.10).

            SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                        (i) shall subject any Lender (or its Applicable Lending
            Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Lender (or its Applicable Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Lender or its Applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or Applicable Lending Office is located); or

                        (ii) shall impose, modify or deem applicable any
            reserve, insurance assessment, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Applicable Lending Office) or shall impose on any Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after written demand by such Lender (with a copy to the Administrative Agent) showing in reasonable detail the calculation of any additional amounts payable, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

            (b) If any Lender shall have determined that, after the date of this Agreement, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its Parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after written demand by such Lender (with a copy to the Administrative Agent) showing in reasonable detail the calculation of any additional amounts payable, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its Parent) for such reduction.

            (c) Each Lender will promptly notify the Company and the Administrative Agent of any event of which it has knowledge, occurring after the date of this Agreement, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. A certificate of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be



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


conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. The Company shall not be obligated to compensate any Lender pursuant to this Section for increased costs or reduced return accruing prior to the date which is six months before such Lender requests compensation; provided that if any law, rule or regulation, or interpretation or administration thereof, or any request or directive giving rise to increased costs or reduced returns has retroactive effect, such Lender shall be entitled to claim compensation hereunder for the period commencing on such date of retroactive effect through the date of adoption or change or promulgation thereof without regard to the foregoing limitation.

            SECTION 8.04. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Lender to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03(a) and the Company shall, by at least five Euro-Dollar Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to the Lender demanding such compensation, then, unless and until such Lender notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer apply, all Loans of such Lender which would otherwise bear interest at the rate applicable to Euro-Dollar Loans shall instead bear interest at the rate applicable to Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Loans of the other Lenders), notwithstanding any prior election by the Company to the contrary.

            SECTION 8.05. Substitution of Lender. (a) If (i) the obligation of any Lender to make or maintain Euro-Dollar Loans is suspended pursuant to
Section 8.02, (ii) any Lender (or any Participant in its Loans) is demanding compensation under Section 8.03 or (iii) any Lender is requesting compensation under Section 2.15, the Company shall have the right to seek a bank or banks (each a "Substitute Lender"), which may be one or more of the Lenders or one or more other banks reasonably satisfactory to the Administrative Agent, to purchase the Note and assume the Commitment of such Lender (the "Affected Lender") and, if the Company locates one or more Substitute Lenders, the Affected Lender shall, upon payment to it of the purchase price agreed between it and the Substitute Lender or Lenders (or, failing such agreement, a purchase price equal to the outstanding principal amount of its Loans and accrued interest thereon to the date of payment) plus any amount (other than principal and interest) then due to it or accrued for its account hereunder, assign all its rights and obligations under this Agreement and its Note (including its Commitment) to the Substitute Lender or Lenders, and the Substitute Lender or Lenders shall assume such rights and obligations pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit F hereto, whereupon
(i) the Commitment of each Substitute Lender that is already a

Lender shall be increased by the portion of the Affected Lender's Commitment so assigned to and assumed by it and (ii) each Substitute Lender that is not already a Lender shall become a Lender party to this Agreement and shall acquire all the rights and obligations of a Lender with a Commitment equal to the portion of the Affected Lender's Commitment so assigned to and assumed by it.


                                    ARTICLE 9
                                  MISCELLANEOUS

            SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Company or the Administrative Agent, at its address or telex or facsimile number set forth on the signature pages hereof,
(y) in the case of any Subsidiary Guarantor, in care of the Company, (z) in the case of any Lender, at its address or telex or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, at such other address or telex or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address or received at the facsimile number specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

            SECTION 9.02. No Waivers. No failure or delay by any Agent or any Lender in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a) The Company shall pay (i) all reasonable out-of-pocket expenses of the Agents, including reasonable fees and disbursements of special counsel for the Agents, in connection with the preparation of the Financing Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agents or any Lender, including fees and disbursements of counsel, in connection with such Event of Default and any collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Company shall indemnify the Agents and each Lender against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Financing Documents.

            (b) The Company agrees to indemnify the Agents, the Co-Agent and each Lender, and hold each of them harmless, from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, reasonable fees and disbursements of counsel, which may be incurred by such Lender (or by such Agent or the Co-Agent) in connection with any investigative, administrative or judicial proceeding (whether or not it shall be designated a party thereto) relating to or arising out of the Financing Documents or any actual or proposed use of proceeds of Loans hereunder; provided that none of the Agents, the Co-Agent and the Lenders shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

            SECTION 9.04. Sharing of Set-offs. Each Lender agrees that if (i) it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Lender and (ii) such inequality shall have continued for more than 15 days, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders, and such other adjustments shall be made from time to time, as may be required so that all such payments of principal and interest with respect to the Notes held by the Lenders shall be shared by the Lenders pro rata; provided that nothing in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Company other than its indebtedness hereunder. The Company agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Company in the amount of such participation.

            SECTION 9.05. Amendments and Waivers. (a) Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed or otherwise approved in writing by the Company and the Required Lenders (and, if the rights or duties of the

Administrative Agent are affected thereby, by the Administrative Agent), provided that no such amendment or waiver shall:

                        (i) unless signed or otherwise approved in writing by
            all the Lenders, (A) increase or decrease any Commitment of any Lender (except for a ratable decrease in the Commitments of all the Lenders) or subject any Lender (without its prior written consent) to any additional obligation or create any additional Commitment hereunder, (B) reduce the principal of or rate of interest on any Loan or any fee hereunder, (C) postpone the date fixed for any payment of principal of or interest on any Loan or any fee hereunder, (D) reduce the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement or (E) change this clause (i); or

                        (ii) unless signed by the Super-Majority Lenders, (A)
            release any Subsidiary Guarantor from its obligations under its Subsidiary Guaranty Agreement (except as expressly provided in Section 2.18), (B) release any Collateral (except as expressly provided in Section 2.17 hereof and Section 14 of the Security Agreement) or (C) change Section 2.17 or 2.18, the definition of "Designated Business", "Designated Subsidiary", "Guaranteed Obligations" or "Secured Obligations" or this clause (ii).

            (b) Any provision of the Collateral Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each relevant Polaroid Obligor and the Collateral Agent with the consent of the Required Lenders; provided that no such amendment or waiver shall, unless signed by the Super-Majority Lenders, (i) effect or permit a release of any Collateral (except as expressly provided in Section 2.17 hereof and Section 14 of the Security Agreement) or (ii) change Section 14 of the Security Agreement.

            (c) Notwithstanding the foregoing provisions of this Section, any of the Financing Documents may be amended (or amended and restated) to provide for the Additional Loans, the designation thereof as additional Guaranteed Obligations and additional Secured Obligations, the addition of additional Collateral, the inclusion of the lenders of such Additional Loans in the terms "Lenders", "Required Lenders" and "Super-Majority Lenders" and any consequential or related changes in connection with the foregoing; provided that any such amendment, or amendment and restatement, (i) is signed (or otherwise approved in writing) by the Company, the Agents, the Required Lenders and each lender that agrees to make any Additional Loan and (ii) does not, unless signed or otherwise approved in writing by each Lender adversely affected thereby, have any effect specified in clause (A), (B) or (C) of Section 9.05(a)(i) or change the effect of Section 9.05(a)(ii) or 9.05(b), except to the extent that (x) the terms "Lenders", "Required Lenders" and "Super-Majority Lenders" are redefined to include the lenders of Additional Loans and (y) additional Commitments are added hereunder, or Commitments of existing Lenders are increased hereunder, to provide for Additional Loans.

            SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Lenders.

            (b) Any Lender may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or its Loans. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Company and the Administrative Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Financing Documents. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Company under the Financing Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision thereof; provided that such participation agreement may provide that such Lender will not, without the consent of the Participant, agree to any modification, amendment or waiver of this Agreement (x) described in clause (B) or (C) of Section 9.05(a)(i) or (y) that would change the requirement that all the Lenders must sign or approve any amendment or waiver described in clause (B) or (C) of Section 9.05(a)(i). Subject to Section 9.06(e) below, the Company agree that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by Section 9.06(c) or 9.06(d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this Section 9.06(b).

            (c) Any Lender may at any time, upon prior notice to the Company and the Administrative Agent, assign to one or more banks or other institutions (each an "Assignee") a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of each of its rights and obligations under this Agreement and its Note, and such Assignee shall assume such rights and obligations pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit

F hereto executed by such Assignee and such transferor Lender with (and subject to) the subscribed consent of the Company, which consent shall not be unreasonably withheld, and the Administrative Agent; provided that no such consent shall be required if (i) the Assignee is an affiliate of such transferor Lender or was a Lender immediately before such assignment or (ii) on the date of such assignment, an Event of Default shall have occurred and be continuing under
Section 6.01(a), 6.01(h) or 6.01(i) or as a result of the Company's failure to observe or perform any covenant contained in Section 5.07, 5.08 or 5.11. Upon execution and delivery of such an instrument, payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, delivery to the Administrative Agent and the Company of an executed copy of such instrument and payment by such Assignee to the Administrative Agent of a processing fee of $2,500, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this Section 9.06(c), the transferor Lender, the Administrative Agent and the Company shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. If the Assignee is not incorporated under the laws of the United States or a State thereof, it shall deliver to the Company and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.13.

            (d) Any Lender may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

            (e) No Assignee, Participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Section 8.03 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or pursuant to Section 8.05 or by reason of the provisions of Section
8.02 or 8.03 requiring such Lender to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

            SECTION 9.07. No Reliance on Margin Stock. Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

            SECTION 9.08. WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

            SECTION 9.09. Submission to Jurisdiction. Each Polaroid Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to the Financing Documents or the transactions contemplated thereby. Each Polaroid Obligor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            SECTION 9.10. New York Law. This Agreement and each Note shall be construed in accordance with and governed by the laws of the State of New York.

            SECTION 9.11. Confidentiality. Any information disclosed by the Company to either Agent or any of the Lenders, which was designated proprietary or confidential at the time of receipt thereof by such Agent or Lender, shall be used solely for purposes of the Financing Documents and not in any other manner detrimental to the Company and, if such information is not otherwise in the public domain, shall not be disclosed by such Agent or Lender to any other Person except (i) to its independent accountants and legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) pursuant to statutory and regulatory requirements, (iii) pursuant to any mandatory court order, subpoena or other legal process, (iv) to any Agent or any Lender, (v) pursuant to any agreement heretofore or hereafter made between such Lender and the Company which permits such disclosure, (vi) in connection with the exercise of any remedy under any Financing Document or (vii) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Loan or Commitment (it being understood that prior to any such disclosure contemplated by clauses (ii) and (iii) above, such Agent or Lender shall, if practicable, give the Company prior written notice of such disclosure).

            SECTION 9.12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             POLAROID CORPORATION

                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:
                                                 784 Memorial Drive
                                                 Cambridge, Massachusetts 02139
                                                 Attention:  Treasurer
                                                 Telex number:  921 482
                                                 Facsimile number:

                                                 MORGAN GUARANTY TRUST
                                                   COMPANY OF NEW YORK

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 ABN AMRO BANK N.V.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 BANKBOSTON, N.A.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 BANK OF TOKYO-MITSUBISHI TRUST
                                                   COMPANY

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 CREDIT LYONNAIS NEW YORK
                                                   BRANCH

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                 DEUTSCHE BANK AG, NEW YORK
                                                   AND/OR CAYMAN ISLANDS
                                                   BRANCHES

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 THE FIRST NATIONAL BANK OF
                                                   CHICAGO

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 ROYAL BANK OF CANADA

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 THE SUMITOMO BANK, LIMITED, NEW
                                                   YORK BRANCH

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 WACHOVIA BANK, N.A.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                 FLEET NATIONAL BANK

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 MELLON BANK, N.A.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 NATIONSBANK, N.A.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 PNC BANK, NATIONAL ASSOCIATION

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                            MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK, as
                                              Administrative Agent

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:
                                                60 Wall Street
                                                New York, New York 10260-0060
                                                Attention:  Loan Department
                                                Telex number:  177615 MGT UT
                                                Facsimile number:  212-648-5014


                                            BANKBOSTON, N.A., as Co-Agent

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:
                                                100 Federal Street
                                                Mail Stop: 01-10-01
                                                Boston, MA 02110
                                                Attention: Grace A. Barnett
                                                Telex number: 4996527
                                                Facsimile number: 617-434-0601


                                            MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK, as
                                              Collateral Agent

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:
                                                c/o J.P. Morgan Services Inc.
                                                    500 Stanton Christiana Road
                                                    Newark, Delaware 19713-2107
                                                    Attention: Jeannie Mattson
                                                Facsimile number: (302) 634-1852

                               COMMITMENT SCHEDULE



Name of Lender                                                       Commitment
--------------                                                       ----------
Morgan Guaranty Trust Company of New York                            $ 45,000,000

ABN AMRO Bank N.V.                                                     35,000,000

BankBoston, N.A.                                                       35,000,000

Bank of Tokyo-Mitsubishi Trust Company                                 25,000,000

Credit Lyonnais New York Branch                                        25,000,000

Deutsche Bank AG, New York and/or Cayman Islands Branches              25,000,000

The First National Bank of Chicago                                     25,000,000

Royal Bank of Canada                                                   25,000,000

The Sumitomo Bank, Limited, New York Branch                            25,000,000

Wachovia Bank, N.A.                                                    25,000,000

Fleet National Bank                                                    15,000,000

Mellon Bank, N.A.                                                      15,000,000

NationsBank, N.A.                                                      15,000,000

PNC Bank, National Association                                         15,000,000
                                                                     ------------
             TOTAL COMMITMENTS                                       $350,000,000

                                PRICING SCHEDULE

            The "Euro-Dollar Margin", "Base Rate Margin", "Commitment Fee Rate" and "Facility Fee Rate" for any day are the respective rates per annum set forth below in the applicable row in the column corresponding to the Pricing Level that applies on such day:


=================================================================================================================================
                               Level I      Level II       Level III    Level IV        Level V       Level VI        Level VII
=================================================================================================================================
Euro-Dollar Margin             .190%         .225%          .275%        1.250%         1.525%         2.025%          2.275%
---------------------------------------------------------------------------------------------------------------------------------
Base Rate Margin               .000%         .000%          .000%         .250%          .525%         1.025%          1.275%
---------------------------------------------------------------------------------------------------------------------------------
Facility Fee Rate              .085%         .100%          .100%         .250%          .475%          .475%           .725%
---------------------------------------------------------------------------------------------------------------------------------
Commitment Fee Rate            .000%         .000%          .025%         .025%          .025%          .025%           .025%
=================================================================================================================================

            Level V Pricing will apply from and including the Closing Date to and including the earlier of (i) March 15, 1999 or (ii) the first day after December 11, 1998 on which both Moody's and S&P shall have confirmed the Company's Long-Term Debt Ratings (without negative qualification). For each day thereafter, the applicable Pricing Level will be determined on the basis of the following definitions:

            "Level I Pricing" will apply on any day if, on such day, the Company's Long-Term Debt Ratings are (i) A- or higher by S&P and Baa1 or higher by Moody's or (ii) BBB+ by S&P and A3 or higher by Moody's.

            "Level II Pricing" will apply on any day if, on such day, the Company's Long-Term Debt Ratings are BBB+ by S&P and Baa1 by Moody's.

            "Level III Pricing" will apply on any day if, on such day, the Company's Long-Term Debt Ratings are BBB by S&P or Baa2 by Moody's.

            "Level IV Pricing" will apply on any day if, on such day, (i) the Company's Long-Term Debt Ratings are BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) no lower Pricing Level applies.

            "Level V Pricing" will apply on any day if, on such day, (i) the Company's Long-Term Debt Ratings are BB+ or higher by S&P and Ba1 or higher by Moody's and (ii) no lower Pricing Level applies.

            "Level VI Pricing" will apply on any day if, on such day, (i) the Company's Long-Term Debt Ratings are BB or higher by S&P and Ba2 or higher by Moody's and (ii) no lower Pricing Level applies.

            "Level VII Pricing" will apply on any day if, on such day, no other Pricing Level applies.

            "Pricing Level" means any one of the seven pricing levels represented by Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing, Level VI Pricing and Level VII Pricing. For purposes of this Pricing Schedule, Level I Pricing is the lowest Pricing Level and Level VII Pricing is the highest Pricing Level.

For purposes of this Pricing Schedule, the Long-Term Debt Ratings in effect on any day are the Long-Term Debt Ratings in effect at the close of business on such day.

                                                                       EXHIBIT A


                                      NOTE


                                               New York, New York

                                               _________________, 19__


            For value received, Polaroid Corporation, a Delaware corporation (the "Company"), promises to pay to the order of _____________________ (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of all Loans made by the Lender to the Company pursuant to the Credit Agreement (as defined below) or pursuant to the Existing Credit Agreement (as defined in the Credit Agreement), such principal amount to be payable on the Termination Date. The Company promises to pay interest on the unpaid principal amount of such Loans on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

            All Loans made by the Lender and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that any failure by the Lender to make (or any error in making) any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

            This note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of December 11, 1998 among Polaroid Corporation, the lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and BankBoston, N.A. as Co-Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                                   POLAROID CORPORATION


                                                   By:
                                                       ------------------------
                                                       Name:
                                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


----------------------------------------------------------------------------------------------------------
                              Amount of                      Amount of                     Notation
      Date                      Loan                     Principal Repaid                   Made By
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B


                      OPINION OF SIMPSON THACHER & BARTLETT
                         SPECIAL COUNSEL FOR THE COMPANY


                                                 December 11, 1998


Morgan Guaranty Trust Company of New York, as Administrative Agent (the
     "Administrative Agent") and as Collateral Agent (the "Collateral Agent") under the Credit Agreement, as hereinafter defined and
The Lenders listed on Schedule I hereto which are parties to the Credit
     Agreement on the date hereof
c/o Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York  10260

            Re: Amended and Restated Credit Agreement, dated as of December 11, 1998 (the "Credit Agreement") among Polaroid Corporation (the "Company"), the lending institutions identified in the Credit Agreement (the "Lenders"), BankBoston, N.A. as Co-Agent (the "Co-Agent"), the Collateral Agent and the Administrative Agent

Ladies and Gentlemen:

            We have acted as special counsel to Polaroid Corporation, a Delaware corporation, the subsidiaries of the Company named on Schedule II attached hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; the Company and the Subsidiary Guarantors being referred to herein collectively as the "Credit Parties") in connection with the preparation, execution and delivery of the following documents:

            (a) the Credit Agreement;

            (b) the Security Agreement;

            (c) the Subsidiary Guaranty Agreement; and

            (d) the Notes delivered to the Lenders on the date hereof.

The documents described in the foregoing clauses (a) through (d) are collectively referred to herein as the "Credit Documents." Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to Section 3.01(g) of the Credit Agreement.

            In connection with this opinion, we have examined:

            (A) the Credit Agreement, signed by the Company, the Administrative Agent, the Collateral Agent, the Co-Agent and certain of the Lenders; and

            (B) each other Credit Document, signed by each Credit Party party thereto.

            We also have examined the originals, or duplicates or certified or conformed copies, of such records, agreements, instruments and other documents and have made such other investigations as we have deemed relevant and necessary in connection with the opinions expressed herein. As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Credit Parties. In addition, we have examined, and have relied as to matters of fact upon, the representations made in the Credit Documents.

            In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents.

            In addition, we have assumed that (1) the Credit Parties have rights in the Collateral existing on the date hereof and will have rights in property which becomes Collateral after the date hereof and (2) "value" (as defined in Section 1- 201(44) of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC")) has been given by the Lenders to the Company for the security interests and other rights in the Collateral.

            Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

            1. Each of the Credit Parties has duly authorized, executed and delivered each Credit Document to which it is a party.

            2. Assuming that proceeds of borrowings have been and will be used in accordance with the terms of the Credit Agreement, the execution and delivery by each Credit Party of the Credit Documents to which it is a party, the borrowings by the Company in accordance with the terms of the Credit Documents, and the performance of each Credit Party's payment obligations thereunder and granting of the security interests pursuant to the Security Agreement by each Credit Party which is a party thereto will not result in any violation of any Federal or New York statute or the Delaware General Corporation Law or any rule or regulation issued pursuant to any New York or Federal statute or the Delaware General Corporation Law or any order known to us issued by any court or governmental agency or body.

            3. No consent, approval, authorization, order, filing, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the execution and delivery by any Credit Party of the Credit Documents to which it is a party, the borrowings by the Company in accordance with the terms of the Credit Documents or the performance by the Credit Parties of their respective payment obligations under the Credit Documents or the granting of any security interests under the Security Agreement by each Credit Party which is a party thereto, except filings required for the perfection of security interests granted pursuant to the Security Agreement.

            4. Assuming that each of the Credit Documents is a valid and legally binding obligation of each of the Lenders parties thereto and assuming that (a) each of the Credit Parties is validly existing and in good standing under the laws of the jurisdiction in which it is organized, (b) execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party do not violate the laws of the jurisdiction in which it is organized or any other applicable laws (excepting the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States), (c) execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party do not constitute a breach or violation of any agreement or instrument which is binding upon such Credit Party, each Credit Document constitutes the valid and legally binding obligation of each Credit Party which is a party thereto, enforceable against such Credit Party in accordance with its terms.

            5. The Security Agreement creates in favor of the Collateral Agent for the benefit of the Lenders a security interest in the collateral described therein in which a security interest may be created under Article 9 of the New York UCC (the "Security Agreement Article 9 Collateral").

            6. The security interest of the Collateral Agent for the benefit of the Lenders in that portion of the collateral described in the Security Agreement identified on Schedule III as instruments will be a perfected security interest upon delivery of such instruments to the Collateral Agent in the State of New York.

            7. No Credit Party is an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

            Our opinions in paragraphs 4 and 5 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) any implied covenant of good faith and fair dealing.

            Our opinions in paragraphs 5 and 6 are limited to Article 9 of the New York UCC, and therefore these opinion paragraphs do not address (i) collateral of a type not subject to Article 9 of the New York UCC, and (ii) under New York UCC ss. 9-103 what law governs perfection of the security interests granted in the collateral covered by this opinion letter.

            We express no opinion with respect to:

            (A) the effect of ss. 9-306(2) of the New York UCC with respect to any proceeds of Collateral that are not identifiable;

            (B) the effect of Section 552 of the Bankruptcy Code (11 U.S.C. 552) (relating to property acquired by a pledgor after the commencement of a case under the United States Bankruptcy Code with respect to such pledgor) and
Section 506(c) of the Bankruptcy Code (11 U.S.C. 506(c) (relating to certain costs and expenses of a trustee in preserving or disposing of collateral;

            (C) the effect of any provision of the Credit Documents which is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party's obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

            (D) the effect of any provision of the Credit Documents which is intended to permit modification thereof only by means of an agreement signed in writing by the parties thereto;

            (E) the effect of any provision of the Credit Documents insofar as it provides that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

            (F) the effect of any provision of the Credit Documents imposing penalties or forfeitures;

            (G) the enforceability of any provision of any of the Credit Documents to the extent that such provision constitutes a waiver of illegality as a defense to performance of contract obligations;

            (H) the effect of any provision of the Credit Documents relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated Person or the Person receiving contribution;

            (I) Section 9.04 of the Credit Agreement and any other provision of the Credit Agreement insofar as it purports to grant a right of setoff in respect of the Company's or its subsidiaries' assets (i) to any person other than a creditor of the Company or subsidiary, as the case may be, or (ii) to any Lender in an amount greater than the amount owing by the Company or subsidiary, as the case may be, to such Lender;

            (J) Section 2.04(c) of the Credit Agreement insofar as it relates to post- judgment or default interest rates; and

            (K) the enforceability of Section 2.14 of the Credit Agreement concerning judgment in a different currency.

            We understand that you are relying on the opinion of Thomas M. Lemberg, General Counsel of the Company, and Bingham Dana LLP, special Massachusetts counsel to the Company, of even date herewith.

            In connection with the provisions whereby the Credit Parties submit to the jurisdiction of the United States District Court for the Southern District of New York, we note the limitations of 28 U.S.C. Sections 1331 and 1332 on federal court jurisdiction, and we also note that such submissions cannot supersede that court's discretion in determining whether to transfer an action from one federal court to another under 28 U.S.C. Section 1404(a).

            We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York and the Federal law of the United States and the General Corporation Law of the State of Delaware.

            This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                                     Very truly yours,

                                                                      Schedule I


                                   The Lenders

                                                                     Schedule II


                              Subsidiary Guarantors

                                                                    Schedule III


                           Instruments and Agreements

                                                                       EXHIBIT C



                          OPINION OF THOMAS M. LEMBERG,
                         GENERAL COUNSEL OF THE COMPANY




                                                     December 11, 1998


To the Lenders and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

            As Senior Vice President and General Counsel of Polaroid Corporation, a Delaware corporation (the "Company"), I am familiar with the Amended and Restated Credit Agreement dated as of December 11, 1998 (the "Credit Agreement") among the Company, the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and BankBoston, N.A., as Co-Agent. Capitalized terms defined in the Credit Agreement or the Security Agreement are used herein as therein defined. The Credit Agreement, the Security Agreement, the Subsidiary Guaranty Agreement delivered today and the Notes delivered today are referred to herein as the "Covered Documents". This opinion is being rendered to you pursuant to Section 3.01(g) of the Credit Agreement.

            I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

            Upon the basis of the foregoing, I am of opinion that:

            1. Each Polaroid Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and, to the best of my knowledge, all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a Material Adverse Effect.

            2. The execution, delivery and performance by each Polaroid Obligor of the Covered Documents to which it is a party (i) are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official and (iii) do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation or by-laws or, to the best of my knowledge, of any agreement, judgment, injunction, order, decree or other instrument binding upon it or, to the best of my knowledge, result in the creation or imposition of any Lien (other than Liens created by the Collateral Documents) on any of its assets. Each Covered Document has been duly executed and delivered by each Polaroid Obligor that is a party thereto.

            3. To the best of my knowledge, neither the Company nor any of its Subsidiaries is in violation of, or in default under, any term or provision of any charter, by-law, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ or injunction applicable to it, such that such violations and defaults in the aggregate could reasonably be expected to result in a Material Adverse Effect or materially adversely affect the ability of the Company or any other Polaroid Obligor to perform in any material respect its obligations under the Financing Documents.

            4. Except as disclosed in the Company's 1997 Form 10-K and the Company's Third Quarter 1998 Form 10-Q, to the best of my knowledge there is no
(i) injunction, stay, decree or order issued by any court or arbitrator or any governmental body, agency or official or (ii) action, suit or proceeding pending or threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision, in either case
(x) which could reasonably be expected to result in a Material Adverse Effect or
(y) which could materially adversely affect the ability of the Company or any other Polaroid Obligor to perform its obligations under the Financing Documents.

            5. To the best of my knowledge, there is no (i) injunction, stay, decree or order issued by any court or arbitrator or any governmental body, agency or official or (ii) action, suit or proceeding pending or threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision, in either case which in any manner draws into question the validity of any of the Financing Documents.

            I am a member of the bar of the District of Columbia and do not express any opinion as to any laws other than the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

            This opinion is delivered to you pursuant to the instruction of the Company and is rendered solely to you in connection with the above matter. This opinion is intended only for the benefit of the Lenders, the Agents and their respective successors and assigns as permitted under the Covered Documents. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without my prior written consent.

                                                    Very truly yours,

                                                                       EXHIBIT D



                                            December 11, 1998

To the Lenders and Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
  and Collateral Agent
60 Wall Street
New York, NY  10260

Re:  Polaroid Corporation

Ladies and Gentlemen:

            We have acted as special counsel in the Commonwealth of Massachusetts (the "State") to Polaroid Corporation, a Delaware corporation (the "Borrower"), Polaroid Caribbean Corporation, a Delaware corporation, Polaroid Eyewear, Inc., a Delaware corporation, Inner City, Inc., a Delaware corporation, Polaroid Digital Solutions, Inc., a Delaware corporation, and Polaroid ID Systems, Inc., a Delaware corporation (collectively with the Borrower, the "Polaroid Obligors"), in connection with the creation and perfection of certain security interests granted by the Polaroid Obligors to Morgan Guaranty Trust Company of New York, as Collateral Agent for certain lenders (the "Lenders") party to an Amended and Restated Revolving Credit Agreement, dated as of December 11, 1998 (the "Credit Agreement"), among the Borrower, the Collateral Agent, Morgan Guaranty Trust Company of New York, as Administrative Agent and the lending institutions party thereto and referred to therein as the Lenders (the "Lenders"), and BankBoston, N.A., as Co-Agent. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

            We have examined copies of drafts dated December 9, 1998, of the following documents:

            i.   the Credit Agreement;

            ii.  the Notes;

            iii. the Subsidiary Guaranty Agreement;

To the Lenders and Agents Referred to Below
December 11, 1998




            iv. the Security Agreement; and

            v. the Uniform Commercial Code financing statement(s) (the "Financing Statements"), copies of which are attached hereto as Exhibit A, to be filed in the State, executed and delivered by each of the respective Polaroid Obligors, as debtor, and in each case in favor of the Collateral Agent as secured party.

            The Credit Agreement, the Notes, the Subsidiary Guaranty Agreement, the Security Agreement and the Financing Statements are referred to herein, together, as the "Operative Documents". This opinion is based entirely on our review of the documents listed in the preceding paragraph, and we have made no other documentary review or investigation of any kind whatsoever for purposes of this opinion.

            As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon the representations and warranties of the Polaroid Obligors set forth in the Credit Agreement and each of the other Operative Documents, and have assumed, without independent inquiry, the accuracy of those representations and warranties.

            We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document and we further assume that the Operative Documents are executed and delivered by the parties thereto in the form of the drafts delivered to us as set forth above.

            For purposes of this opinion, we have made such examination of law as we have deemed necessary. This opinion is limited solely to the internal substantive laws of the State as applied by courts located in the State without regard to choice of law, and we express no opinion as to the laws of any other jurisdiction. Without limitation of the generality of the foregoing, we express no opinion as to the effect of any federal laws. To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York,

To the Lenders and Agents Referred to Below
December 11, 1998



by which the Operative Documents (other than the Financing Statements) are stated to be governed, we have assumed, with your permission, that the Credit Agreement and the other Operative Documents are stated to be governed by the internal substantive laws of the State. Except as set forth in paragraph 6 below, no opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Credit Agreement and the other Operative Documents.

            Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you:

            (a) We have assumed without any independent investigation that (i) each party to the Credit Agreement and the other Operative Documents, including the Polaroid Obligors, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, (ii) each party to the Credit Agreement and the other Operative Documents, including the Polaroid Obligors, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, by-laws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be, to execute, to deliver and to perform its obligations under, the Credit Agreement and the other Operative Documents, and (iii) each party to the Credit Agreement and the other Operative Documents, including the Polaroid Obligors, has duly executed and delivered each of such agreements and instruments to which it is a party and that the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by all proper corporate proceedings.

            (b) We have assumed without any independent investigation (i) that each of the Polaroid Obligors has received the agreed to consideration (as stated in the Operative Documents) for the incurrence of the obligations applicable to it under the terms of the Credit Agreement and the other Operative Documents, and accordingly has received "value" (as defined in the

To the Lenders and Agents Referred to Below
December 11, 1998



Massachusetts UCC, as defined below), and (ii) that each of the Credit Agreement and the other Operative Documents is a valid and binding obligation of each party thereto, including each of the Polaroid Obligors, enforceable against each such party in accordance with its terms.

            (c) The enforceability of the rights and remedies of the Collateral Agent and the other applicable secured parties under the Security Agreement and the other Operative Documents is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights).

            (d) We express no opinion as the availability of any specific or equitable relief of any kind.

            (e) Certain provisions of the Security Agreement may not be enforceable but, in our judgment, subject to the other exceptions, limitations, and qualifications set forth in this letter and subject to the fact that there may be economic and other consequences arising out of any judicial, administrative, procedural, or other delay, the inclusion of such provisions does not render the Security Agreement invalid as a whole and does not render the Security Agreement, taken as a whole, inadequate for the practical realization of the principal rights and benefits contemplated thereby.

            (f) The enforcement of any of your rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any of your rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

            (g) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) waivers or

To the Lenders and Agents Referred to Below
December 11, 1998



variations of provisions which are not capable of waiver or variation under Sections 1-102(3), 9-501(3), or other provisions of the Uniform Commercial Code ("UCC") of the Commonwealth of Massachusetts (the "Massachusetts UCC"), (v) the grant of powers of attorney to the Administrative Agent, the Collateral Agent or any Lender, (vi) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights, (vii) submission to binding arbitration, or (viii) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture". We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any applicable guarantor, joint obligor, surety, accommodation party, or other secondary obligor. We also call to your attention that any provision of the Operative Documents which may permit the Administrative Agent, the Collateral Agent or any Lender to withhold funding due to the existence of mechanic's liens on Massachusetts property, or require dissolution of such mechanic's liens before further funding will be provided, may be limited or unenforceable pursuant to the provisions of Massachusetts General Laws Chapter 254, Section 33.

            (h) No opinion is given herein as to the effect of so-called "usury savings clauses" or other provisions of the Operative Documents purporting to deal with compliance with usury laws or other laws relating to limitations on the amount of interest or other similar charges which lenders may make or receive in connection with lending transactions (together, "Interest Limitation Laws"). No opinion is given herein as to the effect as to the Administrative Agent, the Collateral Agent or any Lender of such Interest Limitation Laws of the State on the validity or enforceability of any of the Credit Agreement or the other Operative Documents if the Administrative Agent, the Collateral Agent or such Lender has neither given an effective notice to the Office of the Attorney General of the State pursuant to Massachusetts General Laws Chapter 271, Section 49(d), nor is exempted from the application of Massachusetts General Laws Chapter 271, Section 49 pursuant to paragraph (e) thereof. Further, no opinion is given herein as to any other similar laws or requirements in any other jurisdiction.

To the Lenders and Agents Referred to Below
December 11, 1998



            We note for your information that under Massachusetts General Laws Chapter 271, Section 49, contracting for, charging, taking or receiving interest or expenses in excess of 20% per annum in the aggregate in exchange for either a loan of money or other property is a criminal offense. Paragraph (d) of the statute exempts from the coverage of the statute any person who notifies the attorney general of the State of such person's intent to engage in a transaction or transactions which would otherwise be proscribed by paragraph (a) of the statute, provided the person maintains records of the transaction(s) in a prescribed form. Paragraph (e) states that the provisions of the statute shall not apply to, inter alia, any lender subject to control, regulation or examination by any state or federal regulatory agency.

            (i) We note that, under the laws of the State, the remedies available in the State for the enforcement of the Credit Agreement or the other Operative Documents could be affected by any failure of the Administrative Agent, the Collateral Agent or any Lender not organized in the State (i) to file, pursuant to Massachusetts General Laws Chapter 181, Section 4, the certificates and reports with the Secretary of State of the Commonwealth of Massachusetts required of every foreign corporation doing business in the State or (ii) to comply with the provisions of Massachusetts General Laws Chapter 167, Sections 37 and 38, prohibiting (with certain limited exceptions not relevant here) out-of-state banking associations or corporations from transacting banking business in the State. Further, no opinion is given herein as to any other similar laws or requirements in any other jurisdiction. We believe, however, that, while the question is not wholly free from doubt in the absence of decisions of the Supreme Judicial Court of Massachusetts directly on point, if the issue were presented to the Supreme Judicial Court of Massachusetts, the Court should rule that the Administrative Agent, the Collateral Agent or such Lender need not comply with Massachusetts General Laws Chapter 181, Section 4, in order to exercise in the State the remedies provided for in or contemplated by the Operative Documents, and that the provisions of Massachusetts General Laws Chapter 167, Sections 37 and 38, may not properly be applied to prevent the Administrative Agent, the Collateral Agent or such Lender from exercising such remedies, assuming in each case that the contacts of the Administrative Agent, the Collateral Agent or such Lender with the State are limited to those resulting from the Operative Documents and that the Administrative Agent, the Collateral Agent or such Lender will not (either directly or through any agent or other representative on its behalf) take

To the Lenders and Agents Referred to Below
December 11, 1998



possession of, or title to, or operate, any portion of the Collateral or any other assets of the Polaroid Obligors within the State.

            (j) When any opinion set forth below is given to our knowledge, or to the best of our knowledge, or with reference to matters of which we are aware or which are known to us, or with a similar qualification, that knowledge is limited to the actual knowledge of the individual lawyers in this firm who have participated directly and substantively in the specific transactions to which this opinion relates and without any special or additional investigation undertaken for the purposes of this opinion.

            (k) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

            (l) We express no opinion as to the legality, the permitting or licensing status or the zoning of any structure or any use of any real estate, including without limitation compliance with any environmental or safety laws, whether or not such real estate is subject to the security interests purportedly created pursuant to the Operative Documents.

            (m) We have made no examination of, and no opinion is given herein as to, any Polaroid Obligor's title to or other ownership rights in, the accuracy of the descriptions of, or the existence of any liens, charges, encumbrances, restrictions or limitations on, or adverse claims against, any of the property or assets of any Polaroid Obligor. We have assumed without any independent investigation that each Polaroid Obligor has rights in the Collateral and any other assets in which it purports to grant a security interest under the Operative Documents, and that each of the Operative Documents executed by each Polaroid Obligor creates a valid security interest in such portion of the Collateral and any such other assets in which a security interest may be created by contract to secure the obligations of such Polaroid Obligor to the extent that laws other than those of the State are relevant thereto. We express no opinion as to the priority or (except to the extent specifically set forth in paragraphs 1 and 2 below) the attachment, validity, or perfection of any security interest, mortgage, or other

To the Lenders and Agents Referred to Below
December 11, 1998



lien or encumbrance with respect to any of the property or assets of any Polaroid Obligor. Further, we express no opinion as to any security interest in any Collateral or any other assets excluded from, or not governed by, Article 9 of the Massachusetts UCC. We call your attention to the following:

                                    (i) the effectiveness of any UCC financing
                        statement filed in the State terminates five years after the date of filing unless a continuation statement is filed within the period of six months prior to such termination in accordance with Section 9-403 of the Massachusetts UCC;

                                    (ii) Section 9-402(7) of the Massachusetts
                        UCC provides that if the relevant debtor so changes its name (or, in the case of an organization, its name, identity or corporate structure) that a filed UCC financing statement becomes seriously misleading, the filing of such UCC financing statement is not effective to perfect a security interest in collateral acquired by such debtor more than four months after such change unless a new appropriate UCC financing statement is filed before the expiration of that period;

                                    (iii) if certain tangible collateral is
                        moved to a location with respect to which a UCC financing statement has not been filed or if the location of the relevant debtor changes to a location with respect to which a UCC financing statement has not been filed, Section 9-103 of the Massachusetts UCC may require that a new appropriate UCC financing statement be filed in the applicable jurisdiction of such new location within four months after such move to continue perfection of the security interest;

                                    (iv) there exist certain limitations,
                        resulting from the operation of Section 9-306 of the Massachusetts UCC, on the perfection of any security interest in proceeds of collateral, such that further action (in or out of the State) may be necessary to maintain perfection of such interests;

To the Lenders and Agents Referred to Below
December 11, 1998



                                    (v) under Sections 9-307, 9-308, and 9-309
                        of the Massachusetts UCC, purchasers of certain types of collateral may take the same free of a perfected security interest;

                                    (vi) Section 552 of the federal Bankruptcy
                        Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest resulting from any security agreement entered into by the debtor before the commencement of the case; and under Section 547 of the Bankruptcy Code, a security interest that is deemed transferred within the relevant period set forth in Section 547(e) of the Bankruptcy Code may be avoidable under certain circumstances;

                                    (vii) the filing of UCC financing statements
                        will not result in the perfection of a security interest in items of collateral (such as motor vehicles) which are subject to a certificate of title or registration statute or other statute which specifies a method of security interest perfection different than the filing of UCC financing statements;

                                    (viii) a security interest may not attach as
                        to contracts, licenses or permits which are not assignable under applicable law, or are not assignable by their terms (except in the case of contracts where terms prohibiting an assignment are ineffective under Sections 2A-303 or 9-318(4) of the Massachusetts UCC) or which are assignable only with the consent of government agencies or officers;

                                    (ix) we assume that none of the Polaroid
                        Obligors is a "transmitting utility" (as such term is defined in Section 9-105 of the Massachusetts UCC);

                                    (x) to the extent that the Operative
                        Documents create security interests in assets consisting of "accounts", "chattel paper", or "general intangibles" (each as defined in Article 9 of the Massachusetts UCC), any security interests in such Collateral may

To the Lenders and Agents Referred to Below
December 11, 1998



                        be subject to the limitations set forth in Section 9-318 of the Massachusetts UCC; and, in any event, any security interests in the assets of any Polaroid Obligor may be subject to the economic effects of valid recoupments, offsets, counterclaims, and similar rights of account debtors, lessees, or other contractual parties, the terms of leases and other contracts between any Polaroid Obligor and such lessees or other parties, and any claims or defenses of such lessees or other parties against any Polaroid Obligor arising under or extrinsic to such leases or other contracts; and

                                    (xi) the rights of the Administrative Agent,
                        the Collateral Agent and the Lenders with respect to collateral consisting of obligations as to which a governmental or similar entity is the account debtor or other obligor may be subject to compliance by the Administrative Agent, the Collateral Agent and the Lenders with the Federal Assignment of Claims Act or similar Federal or state laws.

            (n) For purposes of our opinion rendered in paragraph 5 below, we have assumed that the transactions contemplated by the Operative Documents bear a reasonable relation to the State of New York.

            Based on the foregoing, and subject to the limitations and qualifications set forth below, we are of the opinion that:

            1. The provisions of the Security Agreement are effective under the Massachusetts UCC to create a valid, attached security interest in favor of the Collateral Agent, for the benefit of the Collateral Agent and the Lenders, in all right, title and interest of the Polaroid Obligors in those items and types of Collateral described in the Security Agreement to which Article 9 of the Massachusetts UCC is applicable.

            2. The Financing Statements are in appropriate form for filing under
Article 9 of the Massachusetts UCC with the Filing Offices referred to below. Upon the proper filing of the Financing Statements in the filing offices (the "Filing Offices") listed on Exhibit B hereto, together with the payment of any requisite filing or recording fees, the Collateral Agent, for the benefit of the

To the Lenders and Agents Referred to Below
December 11, 1998



Collateral Agent and the Lenders, will have a perfected security interest under
Article 9 of the Massachusetts UCC in so much of the Collateral as constitutes personal property of the Polaroid Obligors in which a security interest can be perfected by the filing of UCC financing statements in the State under Article 9 of the Massachusetts UCC, and such perfected security interest will secure the Loans (if any) made at the time of the closing under the Credit Agreement and future Loans made under the Credit Agreement, in each case as and to the extent provided in the Security Agreement and Section 9-204 of the Massachusetts UCC, subject to the provisions of the aforesaid Section 9-204 and Sections 9-301, 9-307 and 9-312 of the Massachusetts UCC. For purposes of this paragraph, we have assumed that (a) Exhibit B constitutes an accurate and complete list of each place of business of each of the Polaroid Obligors and each location of Collateral in the State, (b) the address of the respective Polaroid Obligors set forth in the Financing Statements is an accurate mailing address of such Polaroid Obligor, (c) the name of the respective Polaroid Obligors set forth in the Financing Statements is such Polaroid Obligor's correct legal name as evidenced by its certificate of incorporation or other charter document, and (d) the Collateral covered by the Financing Statements does not include any timber to be cut, minerals or the like (including oil and gas), accounts subject to
Section 9-103(5) of the Massachusetts UCC, equipment used in farming operations, farm products, accounts or general intangibles arising from or relating to the sale of farm products by a farmer, or consumer goods, as such terms are used in
Section 9-401 of the Massachusetts UCC.

            3. Except for the filings necessary to create, record or perfect, or maintain the perfection of the security interests created by the Operative Documents, to the best of our knowledge, no consent or approval by, or any notification of or filing with, any court, public body or authority of the State is required to be obtained or effected by any of the Polaroid Obligors in connection with the execution, delivery and performance by such Polaroid Obligor of each of the Operative Documents to which it is a party or the consummation by such Polaroid Obligor of the transactions contemplated thereby.

            4. No state or local mortgage recording tax, stamp tax, documentary tax or other similar fees, taxes or governmental charges (other than nominal statutory filing and recording fees to be paid upon filing each Financing Statement for record) are required to be paid in the State in connection with the

To the Lenders and Agents Referred to Below
December 11, 1998



creation and perfection of the security interests created by the Operative Documents.

            5. The Operative Documents provide that they are to be governed by the laws of the State of New York. Section 1-105 of the Massachusetts UCC generally provides that when a transaction bears a reasonable relation to the State and also to another state or nation, the parties may agree that the law either of the State or such other state or nation shall govern their rights and duties, subject to certain exceptions set forth in Section 1-105, including, without limitation, the application of the provisions of Section 9-103 of the Massachusetts UCC. Because the analysis of choice of law issues under Section 1-105 involves a case-by-case determination of the "reasonable relation" of the relevant transaction to the state or nation in question, we are unable to predict with certainty the outcome in the event that a Massachusetts state court or a federal court sitting in the State as the forum state and applying Massachusetts conflict of law rules (in either case, a "Massachusetts Court") were to be presented with the issue as to whether to give effect to the above mentioned choice of law provisions of the Operative Documents. Nevertheless, based on the assumption that the transactions contemplated by the Operative Documents bear a reasonable relation to the State of New York, we believe that a Massachusetts Court should give effect, to the extent provided in Section 1-105 of the Massachusetts UCC, to the agreement of the parties that New York law shall govern the Operative Documents, but excluding, in any event, the perfection and the effects of perfection or nonperfection (and, in certain cases, the priority) of security interests as and to the extent provided by the choice of law rules contained in Section 9-103 of the Massachusetts UCC, and excluding the other matters referred to in Section 1-105 of the Massachusetts UCC as constituting exceptions to the ability of the parties generally under such Section 1-105 to choose the law that is to govern a particular transaction.

            6. Assuming, without independent investigation, that each of the Administrative Agent, the Collateral Agent and the other Lenders has given an effective notice to the Office of the Attorney General of the State pursuant to Massachusetts General Laws Chapter 271, Section 49(d) or is exempted from the application of Massachusetts General Laws Chapter 271, Section 49 pursuant to the provisions of paragraph (e) thereof, and that the Loans are not secured by any

To the Lenders and Agents Referred to Below
December 11, 1998



mortgages on residential real estate in the State, the payment of interest provided for in the Operative Documents will not violate any usury laws of the State.

            This opinion is delivered to you pursuant to the instruction of the Polaroid Obligors and is rendered solely to you in connection with the above matter. This opinion is issued as of the date hereof and is limited to the laws now in effect and facts and circumstances known to us as of the date hereof. This opinion is intended only for the benefit of the Lenders, the Agents and their respective successors and assigns as permitted under the Operative Documents. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                                     Very truly yours,

                                    EXHIBIT A

                              FINANCING STATEMENTS

                   [Copies to be provided to us by Davis Polk]

                                    EXHIBIT B

                          MASSACHUSETTS FILING OFFICES

            1.  Polaroid Corporation
            Principal Office: 784 Memorial Drive, Cambridge, MA 02139 Locations of certain assets and other places of business in
            Massachusetts: Bedford, Cambridge, Needham, Newton, Norwood and Waltham

            Filing Office(s):
            Secretary of State of the Commonwealth of Massachusetts ("SOS MA"); Clerk of the Town of Bedford, Massachusetts
            Clerk of the City of Cambridge, Massachusetts
            Clerk of the Town of Needham, Massachusetts
            Clerk of the City of Newton, Massachusetts
            Clerk of the Town of Norwood, Massachusetts
            Clerk of the City of Waltham, Massachusetts

            2.  Polaroid Caribbean Corporation
            Principal Office: 784 Memorial Drive, Cambridge, MA 02139 No other locations in Massachusetts.

            Filings Office(s):
            SOS MA
            Clerk of the City of Cambridge, Massachusetts

            3.  Polaroid Eyewear, Inc.
            Principal Office: 784 Memorial Drive, Cambridge, MA 02139 Locations of certain assets and other places of business in
            Massachusetts: 25 Braintree Hill Office Park, Suite 101, Braintree, MA 02184

            Filing Office(s):
            SOS MA
            Clerk of the City of Cambridge, Massachusetts
            Clerk of the Town of Braintree, Massachusetts

            4.  Inner City, Inc.
            Principal Office: 120 Southampton Street, Roxbury, MA 02118 Locations of certain assets and other places of business in
            Massachusetts: 784 Memorial Drive, Cambridge, MA  02139

            Filing Office(s):
            SOS MA
            Clerk of the City of Boston, Massachusetts
            Clerk of the City of Cambridge, Massachusetts

            5.  Polaroid Digital Solutions, Inc.
            Principal Office: 784 Memorial Drive, Cambridge, MA 02139 No other locations in Massachusetts.

            Filing Office(s):
            SOS MA
            Clerk of the City of Cambridge, Massachusetts

            6.  Polaroid ID Systems, Inc.
            Principal Office: 784 Memorial Drive, Cambridge, MA 02139 No other locations in Massachusetts.

            Filing Office(s):
            SOS MA
            Clerk of the City of Cambridge, Massachusetts

                                                                       EXHIBIT E


                        OPINION OF DAVIS POLK & WARDWELL,
                         SPECIAL COUNSEL FOR THE AGENTS



                                                  December 11, 1998



To the Lenders and the Agents
      Referred to Below
c/o   Morgan Guaranty Trust Company
      of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

            We have participated in the preparation of the Amended and Restated Credit Agreement dated as of December 11, 1998 (the "Credit Agreement") among Polaroid Corporation, a Delaware corporation (the "Company"), the lenders party thereto (the "Lenders"), Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and BankBoston, N.A., as Co-Agent. Unless otherwise defined herein, terms defined in the Credit Agreement or the Security Agreement are used herein as therein defined. The Credit Agreement, the Security Agreement, the Subsidiary Guaranty Agreement delivered today and the Notes delivered today are referred to herein as the "Covered Documents". This opinion is being rendered to you pursuant to Section 3.01(h) of the Credit Agreement.

            We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. In such examination, we have assumed without independent investigation that each Polaroid Obligor is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation, and that the execution, delivery and performance by each Polaroid Obligor (other than the Company) of the Covered Documents to which it is a party are within its corporate powers and have been duly authorized by all necessary corporate action.

We note that these topics are addressed in the opinion of Thomas M. Lemberg, General Counsel of the Company, dated and delivered to you today.

            Upon the basis of the foregoing and subject to the assumptions and qualifications hereinafter set forth, it is our opinion that:

            1. The execution, delivery and performance by the Company of the Credit Agreement, the Security Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

            2. Each Covered Document constitutes a valid and binding agreement of each Polaroid Obligor that is a party thereto, in each case enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) any implied covenant of good faith and fair dealing.

            3. The Security Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid security interest in all Collateral in which a valid security interest may be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York on the date hereof (the "New York UCC"), in each case securing the Secured Obligations of the relevant Lien Grantor.

            The foregoing opinion is subject to the following qualifications:

                        (a) We note the possible unenforceability in whole or in
            part of certain remedial provisions of the Security Agreement, although the inclusion of such provisions does not render any Security Interest purported to be granted or created thereby invalid, and the Security Agreement contains, in our judgment, adequate remedial provisions for the practical realization of the rights and benefits intended to be afforded thereby.

                        (b) We express no opinion as to the effect (if any) of
            any law of any jurisdiction (except the State of New York) in which any Lender is located that may limit the rate of interest that such Lender may charge or collect.

                        (c) We note that both the grantor of a security interest
            and a guarantor of a secured obligation are entitled to certain unwaivable rights as "debtors" under the UCC, and our opinion is subject thereto.

                        (d) We express no opinion as to the right, title or
            interest of any Lien Grantor in or to any Collateral.

                        (f) We express no opinion as to the creation, perfection
            or priority of any Security Interest, except as expressly set forth in paragraph 3.

                        (g) We express no opinion as to the applicability or
            effect of the Assignment of Claims Act of 1940, as amended, to the extent that it might limit the rights of the Secured Parties to enforce any contractual rights or claims of the Lien Grantors against the Federal government or any governmental entity (but not with respect to the validity of the Security Interests under Article 9 of the New York UCC in such rights or claims, with respect to Persons who are not parties to such contracts acting in their capacity as such).

                        (h) We express no opinion as to the effect of Section
            548 of the United States Bankruptcy Code or any similar provisions of State law.

            We are members of the bar of the State of New York. We express no opinion as to any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

            This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                                  Very truly yours,

                                                                       EXHIBIT F


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            AGREEMENT dated as of _________, ___ between [ASSIGNOR] (the "Assignor") and [ASSIGNEE] (the "Assignee").

                              W I T N E S S E T H:

            WHEREAS, this Assignment and Assumption Agreement (this "Agreement") relates to the Amended and Restated Credit Agreement dated as of December 11, 1998 (as the same may be amended from time to time, the "Credit Agreement") among Polaroid Corporation (the "Company"), the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent") and Collateral Agent, and BankBoston, N.A., as Co-Agent;

            WHEREAS, as provided in the Credit Agreement, the Assignor has a Commitment to make Loans to the Company in an aggregate principal amount at any time outstanding not to exceed $__________;

            WHEREAS, Loans made to the Company by the Assignor are outstanding under the Credit Agreement at the date hereof in an aggregate principal amount of $__________; and

            WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of [all/a portion](1) of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount") together with a corresponding portion of each of its outstanding Loans, and the Assignee proposes to accept such assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

            SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

            SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee (a) all of the rights of the Assignor under the Credit Agreement and its Note to the extent of the Assigned Amount and (b) a corresponding portion of each of its

-----------------
(1) Select as appropriate.

outstanding Loans, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount. Upon (i) the execution and delivery of this Agreement by the Assignor and the Assignee[, and the consent hereto by the Company and the Administrative Agent](1) and (ii) payment by the Assignee of the amounts specified in Section 3 of this Agreement required to be paid on the date hereof and the processing fee specified in Section 9.06(c) of the Credit Agreement, (A) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement with respect to the Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of its outstanding Loans and (B) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been so assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

            SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $_________[, being the sum of
(i) the aggregate principal amount of the outstanding Loans so assigned, (ii) interest accrued thereon to but excluding the date hereof and (iii) commitment and facility fees accrued in respect thereof to but excluding the date hereof](2). It is understood that commitment and facility fees accrued to the date hereof on the Assigned Amount are for the account of the Assignor and such fees accruing on the Assigned Amount on and after the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee agrees that, if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

            [SECTION 4. Consent of the Company and the Administrative Agent. This Agreement is conditioned upon the consent of the Company (which consent shall not be unreasonably withheld) and the Administrative Agent pursuant to
Section 9.06(c) of the Credit Agreement.]

            SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition or statements of any Polaroid Obligor, or the validity or

--------
(1)  Delete bracketed words and Section 4 if consent is not required.
(2)  Delete if not applicable.

enforceability of the obligations of any Polaroid Obligor under the Financing Documents. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Polaroid Obligors.

            SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                          [ASSIGNOR]


                                          By:
                                              ------------------------------
                                              Name:
                                              Title:


                                          [ASSIGNEE]


                                          By:
                                              ------------------------------
                                              Name:
                                              Title:



[The undersigned consent to the foregoing assignment.


POLAROID CORPORATION

By:
    ----------------------------
    Name:
    Title:

MORGAN GUARANTY TRUST
     COMPANY OF NEW YORK,
     as Administrative Agent

By:
     ------------------------------
     Name:
     Title:](1)

--------
   (1)  Delete if consent is not required.

                                                                       EXHIBIT G


                          SUBSIDIARY GUARANTY AGREEMENT


            Agreement dated as of ____________, ____ (as amended from time to time, this "Subsidiary Guaranty Agreement") by the undersigned Material Domestic Subsidiaries (the "Guarantors") of Polaroid Corporation, a Delaware corporation (the "Company"), for the benefit of the holders from time to time of the Guaranteed Obligations referred to below.

            WHEREAS, the Company has entered into an Amended and Restated Credit Agreement dated as of December 11, 1998 among the Company, the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and BankBoston, N.A., as Co-Agent (as amended from time to time, the "Credit Agreement");

            WHEREAS, the Company wishes to cause each Subsidiary that is, or hereafter becomes, a Material Domestic Subsidiary to guarantee the Company's Guaranteed Obligations referred to below by signing a Subsidiary Guaranty Agreement substantially in the form hereof; and

            WHEREAS, each Guarantor benefits, directly or indirectly, from the availability of financing to the Company under the Credit Agreement,

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees as follows:

            SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. In addition, the following terms, as used herein, have the following meanings:

            "Contingent Guaranteed Obligations" means, at any time, all contractual obligations pursuant to which a Guaranteed Obligation might arise after such time, e.g., the unused portion of a Commitment under the Credit Agreement, an obligation to reimburse an issuing bank for amounts not yet drawn under an outstanding letter of credit or a conditional obligation to make a future payment under an outstanding Hedging Agreement.

            "Guaranteed Obligations" means (i) all principal of all Loans outstanding from time to time under the Credit Agreement, all interest (including without limitation Post-Petition Interest) on such Loans and all other amounts

(including fees and disbursements of counsel) now or hereafter payable by the Company pursuant to any Financing Document, (ii) if the Company designates loans from banks or other financial institutions as additional Guaranteed Obligations, as permitted by Section 2.16(a) of the Credit Agreement, all principal of such loans, all interest (including without limitation Post-Petition Interest) on such loans and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Company with respect thereto, and (iii) any other obligations designated by the Company as additional Guaranteed Obligations pursuant to Section 2.16 of the Credit Agreement.

            "Guaranteed Party" means a holder of a Guaranteed Obligation.

            "Relevant Documents" means the Financing Documents and any other agreement or instrument that sets forth the rights of a holder of a Guaranteed Obligation.

            "Subsidiary Guarantors" means each Subsidiary that signs this Subsidiary Guaranty Agreement or any other Subsidiary Guaranty Agreement.

            SECTION 2. The Guarantees. Each Guarantor, jointly and severally, unconditionally and irrevocably guarantees the full and punctual payment of all Guaranteed Obligations as and when the same shall become due, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof. If the Company fails punctually to pay any Guaranteed Obligation when due, each Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due, whether at maturity or by declaration or otherwise, and as if such payment were made by the Company.

            SECTION 3. Guarantee Unconditional. Except as provided in Section 8 hereof, the obligations of each Guarantor under this Subsidiary Guaranty Agreement shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                        (a) any extension, renewal, settlement, compromise,
            waiver or release in respect of any obligation of any other Polaroid Obligor under any Relevant Document by operation of law or otherwise;

                        (b) any modification, amendment or waiver of or
            supplement to any Relevant Document;

                        (c) any release, impairment, non-perfection or
            invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of any other Polaroid Obligor under any Relevant Document;

                        (d) any change in the corporate existence, structure or
            ownership of any other Polaroid Obligor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Polaroid Obligor or its assets, or any resulting release or discharge of any obligation of any other Polaroid Obligor contained in any Relevant Document;

                        (e) the existence of any claim, set-off or other rights
            which such Guarantor may have at any time against any other Polaroid Obligor, any Agent, any Guaranteed Party or any other Person, whether or not arising in connection with this Subsidiary Guaranty Agreement; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                        (f) any invalidity or unenforceability relating to or
            against any other Polaroid Obligor for any reason of any Relevant Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Polaroid Obligor of any amount payable by it under any Relevant Document; or

                        (g) any other act or omission to act or delay of any
            kind by any other Polaroid Obligor, any Agent or any Guaranteed Party or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable discharge of such Guarantor's obligations under this Subsidiary Guaranty Agreement.

            SECTION 4. Discharge Upon Payment in Full; Reinstatement in Certain Circumstances. (a) Each Guarantor's obligations hereunder constitute a continuing guaranty and shall remain in full force and effect until either:

                        (i) all outstanding Guaranteed Obligations shall have
            been paid in full and, if any material portion of such Guaranteed Obligations shall have been refinanced with the proceeds of obligations guaranteed by such Guarantor, all Contingent Guaranteed Obligations shall have expired or been terminated; or

                        (ii) such Guarantor shall have been released from its
            obligations hereunder pursuant to Section 2.18 of the Credit Agreement.

            (b). If at any time any payment of a Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, each Guarantor's obligations hereunder with respect to such Guaranteed Obligation shall be reinstated at such time as though such payment had become due but had not been made at such time.

            SECTION 5. Waiver. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any other Person or against any security.

            SECTION 6. Subrogation and Contribution. When any Guarantor makes any payment hereunder with respect to a Guaranteed Obligation, such Guarantor shall be subrogated to the rights of the payee against the Company with respect to the portion of such Guaranteed Obligation paid by such Guarantor, and shall also have a right of contribution in respect of such payment against all other Subsidiary Guarantors pro rata among them based on their respective net fair values as enterprises; provided that such Guarantor shall not enforce any payment by way of subrogation against the Company or contribution against any other Subsidiary Guarantor so long as (i) any Contingent Guaranteed Obligation has not expired or been terminated or (ii) any outstanding Guaranteed Obligation has not been paid in full.

            SECTION 7. Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligation under any Relevant Document is stayed upon the insolvency, bankruptcy or reorganization of the Company, all Guaranteed Obligations otherwise subject to acceleration under the terms of such Relevant Document shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Administrative Agent made, in the case of any Loans, at the request of the requisite number of Lenders specified in Article 6 of the Credit Agreement or, in the case of obligations in respect of any other Guaranteed Obligation, at the request of the relevant Guaranteed Party.

            SECTION 8. Limit of Liability. The Guarantors and the beneficiaries of this Subsidiary Guaranty Agreement intend that this Subsidiary Guaranty Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Subsidiary Guaranty Agreement would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in respect of the Guaranteed Obligations shall be deemed to be reduced ab initio to the maximum amount which would be permitted without causing such Guarantor's obligations hereunder to be so invalidated.

            SECTION 9. Notices. All notices, requests and other communications to any Guarantor shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to it at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as it may hereafter specify for the purpose by notice to the Administrative Agent in the manner provided for notices to the Administrative Agent in the Credit Agreement. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

            SECTION 10. Governing Law; Submission to Jurisdiction. This Subsidiary Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to the Relevant Documents or the transactions contemplated thereby. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            SECTION 11. Successors and Assigns. This Subsidiary Guaranty Agreement is for the benefit of the Guaranteed Parties and their respective successors and assigns. If any Guaranteed Obligations are assigned pursuant to
Section 9.06 of the Credit Agreement or otherwise, the rights of the holder thereof hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. No Guarantor may assign or otherwise transfer any of its rights or obligations under this Subsidiary Guaranty Agreement without the prior written consent of the Super-Majority Lenders.

            SECTION 12. No Waiver. No failure or delay by any Agent or any Guaranteed Party in exercising any right, power or privilege under any Relevant Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Relevant Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 13. Amendments and Waivers. Any provision of this Subsidiary Guaranty Agreement may be amended, supplemented, modified or waived if (but only if) such amendment, supplement, modification or waiver is in writing and is signed by each Guarantor and the Administrative Agent (with the written consent of the Required Lenders); provided that (i) the Guarantor may be released from its obligations under this Subsidiary Guaranty Agreement only as provided in
Section 2.18 of the Credit Agreement and (ii) the definition of "Guaranteed

Obligations" and this Section 13 may not be amended without the written consent of the Super-Majority Lenders.

            SECTION 14. Counterparts. This Subsidiary Guaranty Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

            SECTION 15.  WAIVER OF JURY TRIAL.  EACH GUARANTOR
HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE RELEVANT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES TO THE RELEVANT DOCUMENTS HAVE BEEN INDUCED TO ENTER INTO THE RELEVANT DOCUMENTS BY (AMONG OTHER THINGS) THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 15 AND SECTION 9.08 OF THE CREDIT AGREEMENT.

            IN WITNESS WHEREOF, each Guarantor has caused this Subsidiary Guaranty Agreement to be duly executed by its authorized officer as of the day and year first above written.


                                                 [NAME OF GUARANTOR]


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:
                                                     Address:
                                                     Facsimile:


                                                 [ADD SIGNATURE BLOCKS
                                                  FOR OTHER GUARANTORS]

                                                                       EXHIBIT H



                          INITIAL SUBSIDIARY GUARANTORS



I. Initial Subsidiary Guarantors that are Lien Grantors on the Closing Date:

                          Inner City, Inc.

                          Polaroid Caribbean Corporation

                          Polaroid Digital Solutions, Inc.

                          Polaroid Eyewear, Inc.

                          Polaroid ID Systems, Inc.



II. Initial Subsidiary Guarantors that are not Lien Grantors on the Closing
Date:

                          Polaroid Asia Pacific Limited

                          Polaroid Malaysia Limited

                          PRD Capital Inc.

                                                                       EXHIBIT I




                               SECURITY AGREEMENT


                                   dated as of


                                December 11, 1998


                                      among


                              Polaroid Corporation


                     The Subsidiary Guarantors Party Hereto


                                       and


                   Morgan Guaranty Trust Company of New York,
                               as Collateral Agent

                                TABLE OF CONTENTS

                                 --------------


                                                                                   PAGE
                                                                                   ----

SECTION  1.  Definitions........................................................... I-3
SECTION  2.  The Security Interests................................................ I-9
SECTION  3.  Representations and Warranties........................................I-10
SECTION  4.  Delivery of Certain Collateral........................................I-11
SECTION  5.  Further Assurances; Covenants.........................................I-12
SECTION  6.  General Authority.....................................................I-15
SECTION  7.  Remedies upon Event of Default........................................I-16
SECTION  8.  Fees and Expenses; Indemnification....................................I-17
SECTION  9.  Limitation on Duty of Collateral Agent in Respect of Collateral.......I-18
SECTION  10.  Application of Proceeds..............................................I-18
SECTION  11.  Concerning the Collateral Agent......................................I-21
SECTION  12.  Appointment of Co-Collateral Agents..................................I-24
SECTION  13.  Preservation of Collateral; Recovery of Expenses.....................I-24
SECTION  14.  Termination of Security Interests; Releases of Collateral
                (including Insurance Proceeds).....................................I-24
SECTION  15.  Additional Lien Grantors.............................................I-26
SECTION  16.  Notices..............................................................I-26
SECTION  17.  Waivers, Remedies Not Exclusive......................................I-27
SECTION  18.  Successors and Assigns...............................................I-27
SECTION  19.  Changes in Writing...................................................I-27
SECTION  20.  New York Law.........................................................I-27
SECTION  21.  Severability.........................................................I-27

Exhibit A --  Form of Security Agreement Supplement

Exhibit B --  Form of Perfection Certificate

                               SECURITY AGREEMENT


            AGREEMENT dated as of December 11, 1998 among POLAROID CORPORATION, the SUBSIDIARY GUARANTORS party hereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent.

            WHEREAS, the Company wishes (i) to secure its obligations under the Credit Agreement described in Section 1 below and (ii) to be able to secure certain of its other obligations, in each case by granting Liens on its receivables, its domestic inventory and certain related assets and rights to the Collateral Agent as provided in this Agreement and the other Collateral Documents;

            WHEREAS, except as otherwise provided in the Credit Agreement, the Company will cause each of its Material Domestic Subsidiaries to guarantee the foregoing obligations of the Company and to secure its guarantee thereof by granting Liens on its receivables, its domestic inventory and certain related assets and rights to the Collateral Agent as provided in the Collateral Documents; and

            WHEREAS, the Lien Grantors desire to be able from time to time (with the consent of the Required Lenders or the Super-Majority Lenders, as specified in the Credit Agreement) to secure other obligations hereunder and/or add other assets to the Collateral hereunder;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following meanings:

            "Accounts" means, with respect to any Lien Grantor, all "accounts" (as defined in the UCC) and all rights to payments of royalties and licensing, management and other fees, now owned or hereafter acquired by such Lien Grantor, and also means and includes all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Lien Grantor arising from the performance of services by it and/or the sale, lease or exchange of goods or other property by it (including, without limitation, any such obligation or indebtedness which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of such Lien Grantor's rights in, to and under all contracts or purchase orders for goods, services or other property, and all of such Lien Grantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of recission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Lien Grantor under all contracts for the performance of services by it and/or the sale, lease or exchange of goods or other property by it (whether or not yet earned by performance on the part of such Lien Grantor), in each case whether now existing or hereafter arising or acquired, including, without limitation, the right to receive the proceeds of said contracts and purchase orders and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

            "Collateral" means all property, whether now owned or hereafter acquired, in which a security interest or other Lien is granted or purported to be granted to the Collateral Agent pursuant to the Collateral Documents, provided that the term "Collateral" shall not include any indebtedness of any Restricted Subsidiary for money borrowed. When used with respect to a specific Lien Grantor, the term "Collateral" means all such property in which such a security interest or other Lien is granted or purported to be granted to the Collateral Agent by such Lien Grantor.

            "Collateral Agent" means Morgan Guaranty Trust Company of New York, in its capacity as Collateral Agent for the holders of the Secured Obligations under the Collateral Documents, and its successors in such capacity.

            "Collateral Documents" means this Agreement, the Security Agreement Supplements and all other supplemental or additional security agreements or similar instruments delivered pursuant hereto or thereto.

            "Company" means Polaroid Corporation, a Delaware corporation, and its successors.

            "Consolidated Net Tangible Assets" means total assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities and (b) all goodwill, trade names, trademarks, patents, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and computed in accordance with generally accepted accounting principles.

            "Contingent Secured Obligation" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including (without limiting the generality of the foregoing) any Secured Obligation that is:

                        (i) an obligation to reimburse a bank or other financial
            institution for drawings not yet made under a letter of credit, or a Guarantee of any such obligation;

                        (ii) an obligation to provide collateral to or for the
            benefit of a bank or other financial institution to secure reimbursement obligations arising from drawings not yet made under a letter of credit, or a Guarantee of any such obligation;

                        (iii) a conditional obligation to make a future payment
            to or for the benefit of the relevant counterparty under a Hedging Agreement, or a Guarantee of any such obligation; and

                        (iv) any other Secured Obligation which is contingent in
            nature at the time of determination.

            "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 11, 1998 among the Company, the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and BankBoston, N.A., as Co-Agent, as amended and/or restated from time to time.

            "Existing Credit Agreement" means the Credit Agreement dated as of March 19, 1997 among the Company, the banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, and BankBoston, N.A. (f/k/a The First National Bank of Boston), as Co-Agent, as in effect from time to time before the Closing Date.

            "Instruments" means, with respect to any Lien Grantor, all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any Account (other than any indebtedness of any Restricted Subsidiary for borrowed money), including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by such Lien Grantor.

            "Inventory" means, with respect to any Lien Grantor, all "inventory" (as defined in the UCC), now owned or hereafter acquired by it, located in the United States.

            "Lien Grantor" means the Company, any Subsidiary Guarantor listed on the signature pages hereof under the caption "Subsidiary Guarantors" and any Subsidiary Guarantor that shall, at any time after the date hereof, become "Lien Grantor" and a party hereto pursuant to Section 15.

            "Liquid Investments" means Temporary Cash Investments; provided that
(x) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (y) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                        (i) evidenced by negotiable certificates or instruments,
            or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Company or any of its Subsidiaries or Affiliates) in the State of New York; or

                        (ii) in book-entry form and issued by the United States
            and subject to pledge under applicable state law and Treasury or appropriate agency regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken to perfect the Security Interests.

            "Non-Contingent Secured Obligation" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

            "Officer's Certificate" means a certificate signed by an executive officer of the Company and delivered to the Collateral Agent.

            "Opinion of Counsel" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Administrative Agent or the Required Lenders in a writing delivered to the Collateral Agent) addressed and delivered to the Collateral Agent.

            "Original Lien Grantor" means the Company or any Subsidiary Guarantor that grants a Lien on any of its assets hereunder on the Closing Date.

            "Perfection Certificate" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit B hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by a duly authorized officer of such Lien Grantor.

            "Permitted Liens" means (i) the Security Interests and (ii) the other Liens on the Collateral permitted to be created or assumed or to exist pursuant to Section 5.12 of the Credit Agreement.

            "Pledged Instruments" means at any time all Instruments included in the Collateral at such time.

            "Post-Petition Interest" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, reorganization or insolvency of the Company (or would accrue but for the operation of applicable bankruptcy, reorganization or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such case, proceeding or other action.

            "Principal Property" means any real estate or any manufacturing or processing plant or warehouse owned or leased by the Company or any Restricted Subsidiary of the Company which is located within the United States of America and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Tangible Assets, other than (a) any property which in the opinion of the board of directors of the Company is not of material importance to the total business conducted by the Company as an entirety or (b) any portion of a particular property which is found by the board of directors of the Company not to be of material importance to the use or operation of such property.

            "Proceeds" means, with respect to any Lien Grantor, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, its Collateral, including without limitation all claims of such Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any of its Collateral, and any condemnation or requisition payments (or settlement payments in lieu thereof) with respect to any of its Collateral, in each case whether now existing or hereafter arising.

            "Restricted Subsidiary" means a Subsidiary of the Company (a) substantially all the property of which is located, or substantially all the business of which is carried on, within the United States of America and (b) which owns a Principal Property.

            "Secured Obligations" means:

            (a) with respect to the Company, (i) all principal of all Loans outstanding from time to time under the Credit Agreement, all interest (including without limitation Post-Petition Interest) on such Loans and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Company pursuant to any Financing Document, (ii) if the Company designates loans from banks or other financial institutions as additional Secured Obligations, as permitted by Section 2.16(a) of the Credit Agreement, all principal of such loans, all interest (including without limitation Post-Petition Interest) on such loans and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Company with respect thereto and (iii) any other obligations designated by the Company as additional Secured Obligations pursuant to Section 2.16 of the Credit Agreement; and

            (b) with respect to any Subsidiary Guarantor, all obligations of such Subsidiary Guarantor under its Subsidiary Guaranty Agreement.

            "Secured Parties" means the holders from time to time of the Secured Obligations.

            "Secured Party Requesting Notice" means, at any time, a Secured Party which has, at least five Domestic Business Days prior thereto, delivered to the Collateral Agent a written notice (a) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices and instructions referred to in Section 11(i) and (b) setting forth its address or facsimile number to which such copies should be sent.

            "Security Agreement Supplement" means a Security Agreement Supplement, substantially in the form of Exhibit A hereto, executed and delivered to the Collateral Agent for the purpose of adding a new Subsidiary Guarantor as a party hereto pursuant to Section 15 and/or for the purpose of adding additional property to the Collateral.

            "Security Interests" means the security interests in the Collateral granted by the Lien Grantors under the Collateral Documents.

            "Security Release Date" means the first day after the Closing Date on which both S&P and Moody's have confirmed the Company's Long-Term Debt

Ratings (without negative qualification) at BBB- or higher by S&P and Baa3 or higher by Moody's.

            "Subsidiary Guarantors" means each Subsidiary listed on the signature pages hereof under the caption "Subsidiary Guarantors" and each Subsidiary that shall, at any time after the Closing Date, execute a Subsidiary Guaranty Agreement.

            "Temporary Cash Investments" has the meaning set forth in Section 1 of the Credit Agreement.

            "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

            SECTION 2. The Security Interests.

            (a) In order to secure the full and punctual payment of its Secured Obligations in accordance with the terms thereof, each Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all right, title and interest of such Lien Grantor in and to all of the following property, whether now owned or existing or hereafter acquired or arising and (except as provided in the definition of "Inventory") regardless of where located:

                        (i) all Accounts;

                        (ii) all Instruments;

                        (iii) all Inventory;

                        (iv) all books and records (including, without
            limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of the collateral described in clauses
            (i), (ii), (iii) and (v) of this subsection; and

                        (v) all Proceeds of the collateral described in the
            foregoing clauses (i) through (iv);

provided that property and/or transactions that are excluded from Article 9 of the UCC by Section 9-104 thereof are excluded from the foregoing security interests.

            (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

            SECTION 3. Representations and Warranties. Each Original Lien Grantor represents and warrants that:

            (a) Such Original Lien Grantor has good and marketable title to all of its Collateral (subject to exceptions which are, in the aggregate, not material), free and clear of any Liens other than Permitted Liens. Such Original Lien Grantor has taken all actions, if any, necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

            (b) Such Original Lien Grantor has not performed any acts that might prevent the Collateral Agent from enforcing any of the provisions of the Collateral Documents or that would limit the Collateral Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or any part of the Collateral owned by it is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, security agreements, mortgages or similar or equivalent documents or instruments with respect to Permitted Liens. After the Closing Date, no Collateral owned by it will be in the possession of any Person (other than such Original Lien Grantor) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

            (c) Such Original Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete in all material respects as of the Closing Date. Within 60 days after the Closing Date, such Original Lien Grantor will furnish to the Collateral Agent a file search report from each UCC filing office listed in its Perfection Certificate.

            (d) The Security Interests constitute, under the UCC, valid security interests in all Collateral owned by such Original Lien Grantor, securing its Secured Obligations, except to the extent that certain collateral and/or transactions are excluded from Article 9 of the UCC by Section 9-104 thereof.

            (e) Upon delivery of the Pledged Instruments (if any) owned by such Original Lien Grantor to the Collateral Agent in accordance with Section 4, the Security Interests in such Collateral will be perfected, subject to no prior Lien.

            (f) When UCC financing statements describing the collateral as set forth in Schedule 6(A) to such Original Lien Grantor's Perfection Certificate shall have been filed in the offices specified in such Perfection Certificate, the Security Interests will constitute perfected security interests in the Collateral owned by such Original Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. Except for the filing of such UCC financing statements, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Collateral Documents or is necessary for the validity or enforceability thereof or for the perfection of the Security Interests or for the enforcement of the Security Interests. The representations in this subsection (f) as to perfection of the Security Interests do not apply to inventories which, in the aggregate for all Lien Grantors, do not exceed 1% in book value of the aggregate domestic inventory of all Lien Grantors.

            (g) Such Lien Grantor's Collateral is insured in accordance with the requirements of the Credit Agreement.

            (h) All of such Lien Grantor's Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

            SECTION 4. Delivery of Certain Collateral. (a) On the Closing Date, each Original Lien Grantor is delivering to the Collateral Agent as Collateral hereunder all Instruments (if any) then owned by such Original Lien Grantor.

            (b) On the date it signs and delivers its Security Agreement Supplement, each Lien Grantor (other than an Original Lien Grantor) will deliver to the Collateral Agent as Collateral hereunder all Instruments (if any) then owned by such Lien Grantor.

            (c) After the Closing Date (in the case of an Original Lien Grantor) or the date of its Security Agreement Supplement (in the case of any other Lien Grantor), if any Lien Grantor receives any Instrument in which a security interest is granted pursuant to Section 2 hereof or pursuant to any Security Agreement Supplement signed by it, such Lien Grantor will immediately deliver such Instrument to the Collateral Agent to be held by it as Collateral hereunder;

provided that no Lien Grantor shall be required to deliver to the Collateral Agent any Instrument if, after giving effect thereto, the aggregate value of all Instruments owned by the Lien Grantors and not delivered to the Collateral Agent would not exceed $100,000.

            (d) Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall, promptly upon request by any Lien Grantor, make appropriate arrangements for making any Instrument pledged by such Lien Grantor hereunder available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document).

            (e) All Pledged Instruments delivered to the Collateral Agent hereunder will be endorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of assignment, all in form and substance satisfactory to the Collateral Agent, and accompanied by any required transfer tax stamps.

            SECTION 5. Further Assurances; Covenants. Each Lien Grantor covenants as follows:

            (a) It will not change its name, identity or corporate structure in any manner unless it shall have (i) given the Collateral Agent at least 10 days' prior notice thereof and (ii) delivered an Opinion of Counsel with respect thereto in accordance with Section 5(d), provided that delivery of such an Opinion of Counsel shall not be required if the Collateral Agent reasonably determines that such change could not affect the perfection or priority of any Security Interest in any Collateral.

            (b) It will not change (i) the location of its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral (except Inventory in transit from one such location to another) or any records relating thereto from the applicable locations described in its Perfection Certificate, unless such Lien Grantor shall have (x) given the Collateral Agent at least 10 days' prior notice thereof and (y) delivered an Opinion of Counsel with respect thereto in accordance with Section 5(d), provided that delivery of such an Opinion of Counsel shall not be required if the Collateral Agent reasonably determines that such change could not affect the perfection or priority of any Security Interest in any Collateral. Such Lien Grantor will not in any event change the location of any Collateral owned by it if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

            (c) It will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests in such Lien Grantor's Collateral or to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Collateral Documents, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies thereunder with respect to any of such Lien Grantor's Collateral. To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor shall pay the costs of, or incidental to, any recording or filing of any such financing or continuation statements in which it is named as the debtor.

            (d) Before it takes any action contemplated by Section 5(a) or 5(b), such Lien Grantor will, at its expense, cause to be delivered to the Collateral Agent an Opinion of Counsel, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests against all creditors of and purchasers from such Lien Grantor (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed in each filing office necessary for such purpose; provided that delivery of such an Opinion of Counsel shall not be required if the Collateral Agent shall have reasonably determined that such action could not affect the perfection or priority of any Security Interest in any Collateral and so advised such Lien Grantor.

            (e) If any of its Collateral is at any time in the possession or control of any warehouseman, bailee or agent, such Lien Grantor will notify such warehouseman, bailee or agent of the Security Interests and instruct it to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing).

            (f) It shall keep full and accurate books and records relating to its Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably request in order to reflect the Security Interests.

            (g) It shall use commercially reasonable efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each of its Accounts (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in accordance with such Lien Grantor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by such Lien Grantor or the Collateral Agent, shall be borne by such Lien Grantor.

            (h) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, if requested to do so by the Collateral Agent, promptly notify (and such Lien Grantor hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any of its Accounts or Instruments that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

            (i) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that, unless an Event of Default shall have occurred and be continuing, such Lien Grantor may sell, lease or otherwise dispose of its Inventory in the ordinary course of business. Concurrently with any sale or disposition permitted by the foregoing proviso, the Security Interests in the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) shall cease immediately without any further action on the part of the Collateral Agent or any other Secured Party.

            (j) Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning such Lien Grantor's Collateral to enable the Collateral Agent to enforce the provisions of the Collateral Documents.

            (k) From time to time upon request by the Collateral Agent, such Lien Grantor shall, at its expense, cause to be delivered to the Secured Parties an Opinion of Counsel satisfactory to the Collateral Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.

            SECTION 6. General Authority. Each Lien Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of such Lien Grantor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

            (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

            (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

            (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

            (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that (i) before exercising any of such powers, the Collateral Agent shall notify such Lien Grantor that it intends to exercise one or more of its powers under this Section and (ii) the Collateral Agent shall give such Lien Grantor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any Collateral owned by such Lien Grantor, except any such Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and each Lien Grantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

            SECTION 7. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (or cause its co-agents and co-trustees, if any, to exercise) any or all of the remedies available to it (or to such co-agents or co-trustees) under the Collateral Documents.

            (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Agent may sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent shall deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, to impose such limitations or conditions as the Collateral Agent deems necessary or advisable in order to comply with any law. Each Lien Grantor agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Lien Grantor which may be waived, and each Lien Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. Notice of any such sale shall be given to the relevant Lien Grantor(s) as required by Section 6 and shall (i) in case of a public sale, state the time and place fixed for such sale, (ii) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (iii) in case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. If all or any part of the Collateral is sold on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability if such purchaser fails to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

            (c) For the purpose of enforcing any and all rights and remedies under this Agreement, the Collateral Agent may (i) require each Lien Grantor to, and each Lien Grantor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of its Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Lien Grantor, whether at the premises of such Lien Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use such Lien Grantor's books and records relating to its Collateral and (iv) prior to the disposition of such Lien Grantor's Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Lien Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by such Lien Grantor. The Collateral Agent may also render any or all of such Collateral unusable at such Lien Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

            SECTION 8. Fees and Expenses; Indemnification. The Company agrees that it will forthwith upon demand pay to the Collateral Agent:

                        (i) the amount of any taxes which the Collateral Agent
            may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon;

                        (ii) the amount of any and all reasonable out-of-pocket
            expenses, including transfer taxes and reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with the enforcement of the Collateral Documents, including such expenses as are incurred in connection with (x) the collection, sale or other disposition of any Collateral or (y) the exercise by the Collateral Agent of any of the rights or powers conferred upon it hereunder;

                        (iii) the amount of any fees that the Company shall have
            agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

                        (iv) the amount required to indemnify the Collateral
            Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or co-agents appointed hereunder) incurred or suffered by the Collateral Agent in connection with the Collateral Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under the Collateral Documents (after giving effect to Sections 9 and 11 hereof).

Any such amount not paid to the Collateral Agent on demand shall bear interest for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

            SECTION 9. Limitation on Duty of Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Required Lenders (or the Super-Majority Lenders when their consent is required), except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

            SECTION 10. Application of Proceeds. (a) If an Event of Default has occurred and is continuing, the Collateral Agent may (and shall if instructed by the Required Lenders in writing to do so) apply the proceeds of any sale of, or other realization upon, all or any part of the Collateral to pay the Secured Obligations. Any such payment shall be made in the following order of priorities:

                        first, to pay the expenses of such sale or other
            realization, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Collateral Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Sections 8 and 13 hereof and
            Section 9.03 of the Credit Agreement;

                        second, to pay the unpaid principal of the Secured
            Obligations ratably (or provide for the payment thereof pursuant to subsection (b) of this Section), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

                        third, to pay all interest (including Post-Petition
            Interest) on the Secured Obligations and all facility fees and commitment fees payable under the Credit Agreement ratably, until payment in full of all such interest and fees shall have been made;

                        fourth, to pay all other Secured Obligations ratably (or
            provide for the payment thereof pursuant to subsection (b) of this Section), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

                        finally, to pay to the relevant Lien Grantor or its
            successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent that the Secured Obligations referred to therein are guaranteed by such Subsidiary Guarantor (subject to the limitation in Section 8 of its Subsidiary Guaranty Agreement). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

            (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this subsection (b), be payable pursuant to subsection (a) of this Section in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral

Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Domestic Business Days before such distribution, such holder shall not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent shall not apply such portion of such monies to pay such Contingent Secured Obligation, but instead shall hold such monies or invest such monies in Liquid Investments at the direction of the relevant Lien Grantor. All such monies and Liquid Investments and all proceeds thereof shall constitute Collateral hereunder and shall be subject to the relevant Security Interests, but shall be subject to distribution in accordance with this subsection (b) rather than subsection (a) above. The Collateral Agent shall hold all such monies and Liquid Investments and the net proceeds thereof in trust until such time as all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party shall apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of subsection
(a) (i.e., clause second or fourth) were not paid in full, the Collateral Agent shall apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of subsection (a). If
(i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this subsection (b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount shall be applied by the Collateral Agent in the order of priorities set forth in subsection (a) of this Section.

            (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to
Section 11(f). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by the Secured Parties of any amount distributed to them.

            SECTION 11. Concerning the Collateral Agent. (a) The Collateral Agent is authorized to take all such action as is provided or permitted to be taken by it as Collateral Agent under the Collateral Documents and all other action reasonably incidental thereto. As to any matters not expressly provided for herein including, without limitation, the timing and methods of realization upon the Collateral, the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion (subject to the following provisions of this Section).

            (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Collateral Documents. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of any Collateral Document, the Credit Agreement or any other agreement relating to the Secured Obligations.

            (c) The obligations of the Collateral Agent under the Collateral Documents are only those expressly set forth therein. In any case in which the Collateral Agent is authorized to exercise any power or discretion, the Collateral Agent may refrain from such exercise unless directed in writing by the Required Lenders to act in the manner specified in such direction.

            (d) The Collateral Agent may:

                        (i) consult with legal counsel (who may be counsel for
            any of the Polaroid Obligors) and

                        (ii) to the extent that the Collateral Agent in good
            faith deems it appropriate in connection with its duties hereunder to do so, consult with independent public accountants and other experts selected by it in connection with any matter arising under the Collateral Documents and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

            (e) Neither the Collateral Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with any Collateral Document (i) with the consent or at the request or direction of the Required Lenders (or the Super-Majority Lenders when their consent is required) or (ii) in the absence of its own gross negligence or willful misconduct. However, nothing in this subsection (e) shall affect any rights any Lien Grantor may have against the Required Lenders or the Super-Majority Lenders for giving any consent, request, notice or instruction. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Collateral Document, (ii) the performance or observance of any of the covenants or agreements of any Lien Grantor or (iii) the validity, effectiveness or genuineness of any Collateral Document or any other instrument or writing furnished in connection therewith. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

            (f) For all purposes of the Collateral Documents, including without limitation determining from time to time the amounts of the Secured Obligations, whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any notice, request, direction or instruction has been given by the Required Lenders, the Super-Majority Lenders or any other Secured Party or Secured Parties entitled to give the same under any provision of the Collateral Documents, the Collateral Agent shall be entitled to rely upon information from the following sources (and may refrain from acting on the basis of such information until two Domestic Business Days after it receives all such information required to enable it to take such action):

                        (i) the Administrative Agent for information as to the
            parties to the Credit Agreement and their respective Secured Obligations outstanding thereunder (including whether any action has been taken or instruction given by the Required Lenders or the Super-Majority Lenders);

                        (ii) any Secured Party for information as to itself and
            its Secured Obligations (or any trustee, agent or similar representative designated pursuant to Section 2.16(d) of the Credit Agreement to supply such information), to the extent that the Collateral Agent has not received such information from the Administrative Agent; and

                        (iii) any Lien Grantor for information as to any Secured
            Party and its Secured Obligations, to the extent that the Collateral Agent has not received such information from the sources referred to in clauses (i) and (ii) above.

            (g) The Collateral Agent shall have no liability to any Lien Grantor or any Secured Party for actions taken in reliance on such information, except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

            (h) The Collateral Agent may resign at any time (effective upon acceptance by a successor Collateral Agent of its appointment hereunder) by giving written notice thereof to the Administrative Agent, each of the Secured Parties Requesting Notice and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Collateral Agent, with the consent of the Company (if no Default shall have occurred and be continuing), which consent shall not be unreasonably withheld. If no successor Collateral Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent gives notice of resignation, the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a Lender, if a Lender is able and willing to serve as the Collateral Agent, or, if no Lender is able and willing to serve as the Collateral Agent, a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Section and Sections 8 and 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

            (i) Within two Domestic Business Days after it receives or sends any notice or instructions referred to in this subsection (i), the Collateral Agent shall send to the Administrative Agent (for distribution to all the Lenders) and to each Secured Party Requesting Notice, a copy of (x) any certificate designating additional obligations as Secured Obligations received by the Collateral Agent pursuant to Section 2.16 of the Credit Agreement, (y) any other notice given by the Collateral Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 6, 7 or 10 and (z) any instructions received by the Collateral Agent from the Administrative Agent pursuant to
Section 14.

            (j) The Collateral Agent may refuse to act on any notice, direction or instruction from the Administrative Agent, the Required Lenders, the SuperMajority Lenders or any Secured Party or any agent, trustee or similar representative thereof which, in the Collateral Agent's opinion, is contrary to law or the provisions of any Collateral Document, is unduly prejudicial to Secured Parties not joining in such notice, direction or instruction or may expose the Collateral Agent to liability (unless the Collateral Agent shall have been adequately indemnified for such liability by the Secured Parties that gave, or instructed the Administrative Agent to give, such notice, direction or instruction).

            SECTION 12. Appointment of Co-Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions of any Collateral Document and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 11).

            SECTION 13. Preservation of Collateral; Recovery of Expenses. If any Lien Grantor fails to comply with the provisions of any Financing Document and, as a result, the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or reasonably likely to be diminished or put at risk, the Collateral Agent may, but shall not be required to, effect such compliance on behalf of such Lien Grantor, and the Company shall reimburse the Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or other local authority on any Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof shall be paid by the Company; and if the Company fails to pay any portion thereof promptly when due, the Collateral Agent or any Lender may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agreed to reimburse the Collateral Agent or such Lender therefor on demand. All sums so paid or incurred by the Collateral Agent or any Lender for any of the foregoing purposes and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to Base Rate Loans plus 2%, be additional Secured Obligations hereunder.

            SECTION 14. Termination of Security Interests; Releases of Collateral (including Insurance Proceeds). (a) The Security Interests shall terminate and all rights to each item of Collateral shall revert to the Lien Grantor that owns such item of Collateral when:

                        (i) the Collateral Agent shall have received
            instructions to that effect from the Administrative Agent pursuant to Section 2.17 of the Credit Agreement; or

                        (ii) the Commitments shall have terminated, all
            outstanding Secured Obligations shall have been paid in full and, if any material portion of such Secured Obligations shall have been refinanced on a secured basis, all Contingent Secured Obligations shall have expired or been terminated.

            (b) Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of any Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of the relevant Security Interests or the release of the relevant Collateral, as the case may be.

            (c) If the Collateral Agent receives proceeds under an insurance policy as to which it is named as loss payee pursuant to Section 5.03 of the Credit Agreement, the Collateral Agent shall release to the appropriate Lien Grantor any portion of such insurance proceeds that is not included in the Collateral (i.e., that does not, for purposes of Section 9-306 of the UCC, constitute insurance payable by reason of loss or damage to inventory included in the Collateral), upon receipt by the Collateral Agent of an Officer's Certificate (i) requesting such release and (ii) certifying that the amount to be released does not constitute insurance payable by reason of loss or damage to any such inventory. The Collateral Agent shall release to the appropriate Lien Grantor from time to time any insurance proceeds that do constitute insurance payable by reason of loss or damage to any such inventory; provided that (x) the Collateral Agent receives an Officer's Certificate requesting such release and certifying that the amount to be released does not exceed the book value of inventory theretofore added to the Collateral to replace the inventory with respect to which such insurance proceeds were paid and (ii) no Event of Default shall have occurred and be continuing on the date of such release. Each Officer's Certificate delivered pursuant to this subsection shall set forth the calculation of the amount to be released in a manner reasonably satisfactory to the Collateral Agent. Any insurance proceeds held by the Collateral Agent pursuant to this subsection may be invested in Liquid Investments from time to time at the Company's request.

            SECTION 15. Additional Lien Grantors. Any Subsidiary which becomes a Subsidiary Guarantor after the date hereof may become a party hereto by executing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Lien Grantor" and a party hereto.

            SECTION 16. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party:

                        (i) in the case of the Company, to it at its address or
            facsimile number set forth in the Credit Agreement;

                        (ii) in the case of any Subsidiary Guarantor, to it at
            its address or facsimile number set forth in its Subsidiary Guaranty Agreement;

                        (iii) in the case of the Collateral Agent, to it at:

                              J.P. Morgan Services Inc.
                              500 Stanton Christiana Road
                              Newark, Delaware 19713-2107
                              Attention: Jeannie Mattson
                              Facsimile: (302) 634-1852

                        (iv) in the case of any Lender, to the Administrative
            Agent to be forwarded to such Lender at its address or facsimile number specified in or pursuant to Section 9.01 of the Credit Agreement;

                        (v) in the case of any Secured Party Requesting Notice,
            to it at such address or facsimile number as such party may hereafter specify for the purpose by notice to the Collateral Agent; or

                        (vi) in the case of any party, to it at such other
            address or facsimile number as such party may hereafter specify for the purpose by notice to the Collateral Agent and the Lien Grantors.

Each such notice, request or other communication shall be effective (x) if given by facsimile transmission, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, (y) if given by mail, ten days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (z) if given by any other means, when delivered at the address referred to in this Section.

            SECTION 17. Waivers, Remedies Not Exclusive. No failure on the part of the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Collateral Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under the Credit Agreement or any Collateral Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Collateral Documents and the Credit Agreement are cumulative and are not exclusive of any other rights or remedies provided by law.

            SECTION 18. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights of the holder thereof under the Collateral Documents, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns, provided that no Lien Grantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Super-Majority Lenders.

            SECTION 19. Changes in Writing. Any provision of this Agreement may be amended, supplemented, modified or waived if (but only if) such amendment, supplement, modification or waiver is in writing and is signed by each Lien Grantor and the Collateral Agent (with the written consent of the Required Lenders); provided that (i) the written consent of all the Lenders will be required to modify Section 10 or this Section 19 and (ii) the written consent of the SuperMajority Lenders will be required to modify Section 14, the definition of "Secured Obligations" or the definition of "Security Release Date".

            SECTION 20. New York Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

            SECTION 21. Severability. If any provision of any Collateral Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions of the Collateral Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible; and the invalidity or unenforceability of any provision thereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                POLAROID CORPORATION


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                MORGAN GUARANTY TRUST
                                                        COMPANY OF NEW YORK,
                                                        as Collateral Agent


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                INNER CITY, INC.


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                POLAROID CARIBBEAN
                                                        CORPORATION


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                POLAROID DIGITAL SOLUTIONS, INC.


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                POLAROID EYEWEAR, INC.


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                POLAROID ID SYSTEMS, INC.


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                 EXHIBIT A
                                                           to Security Agreement


                          SECURITY AGREEMENT SUPPLEMENT

            SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [name of Lien Grantor] (the "Lien Grantor") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent.

            WHEREAS, Polaroid Corporation, the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent are parties to a Security Agreement dated as of December 11, 1998 (as heretofore amended and/or supplemented from time to time, the "Security Agreement");

            WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein; and

            WHEREAS, the Lien Grantor desires [to become a party to the Security Agreement as an additional Lien Grantor thereunder and] to grant a security interest in certain of its property to the Collateral Agent as provided herein;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Grant of Security Interest. (a) In order to secure the full and punctual payment of its Secured Obligations in accordance with the terms thereof, the Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all of the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "New Collateral"):

            [describe assets being added to the Collateral]

            (b) The foregoing Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

            2. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Collateral Agent, the Lien Grantor is complying with the provisions of Section 4 of the Security Agreement with respect to all Instruments (if any) included in the New Collateral.

            [3. Party to Security Agreement. Upon delivery of this Security Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all of the rights and obligations of a Lien Grantor thereunder and be bound by all of the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.]

            4. Address of Lien Grantor. The address and facsimile number of the Lien Grantor to which all notices, requests and other communications shall be sent pursuant to Section 16 of the Security Agreement is:

            [address and facsimile number of Lien Grantor]

            5. Representations and Warranties.(1) (a) The Lien Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of [jurisdiction of incorporation].

            (b) The Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date hereof. Within 60 days of the date hereof, the Lien Grantor shall furnish to the Collateral Agent file search reports from each relevant UCC filing office confirming the filing information set forth in such Perfection Certificate.

            (c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any of its assets.

            (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors'

----------------
        (1) Modify as needed for any Lien Grantor that is not a corporation.

rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) any implied covenant of good faith and fair dealing.

            (e) Each of the representations and warranties set forth in Section 3 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral.

            6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have cause this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.


                                                   [NAME OF LIEN GRANTOR]



                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:


                                                   MORGAN GUARANTY TRUST
                                                      COMPANY OF NEW YORK,
                                                      as Collateral Agent


                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                                  EXHIBIT B
                                                           to Security Agreement


                             PERFECTION CERTIFICATE

            The undersigned, an executive officer of [NAME OF LIEN GRANTOR], a [jurisdiction of incorporation] corporation1 (the "Lien Grantor"), hereby certifies with reference to the Security Agreement dated as of December 11, 1998 among Polaroid Corporation, the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each other Secured Party as follows:

            1. Names.(1) (a) The exact corporate name of the Lien Grantor as it appears in its certificate of incorporation is as follows:

            (b) Set forth below is each other corporate name the Lien Grantor has had since its organization, together with the date of the relevant change.

            (c) Except as set forth in Schedule 1, the Lien Grantor has not changed its identity or corporate structure in any way within the past five years.

            [Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by paragraphs 1, 2 and 3 of this certificate as to each acquiree or constituent party to a merger or consolidation.]

            (d) The following is a list of all other names (including trade names or similar appellations) used by the Lien Grantor or any of its divisions or other business units at any time during the past five years:

            2. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:


Mailing Address                    County                       State
---------------                    ------                       -----


--------------
     (1) Modify as needed if Lien Grantor is not a corporation.

            (b) The following are all the locations where the Lien Grantor maintains any Inventory not identified above:


Mailing Address                    County                       State
---------------                    ------                       -----


            (c) The following are the names and addresses of all Persons other than the Lien Grantor which have possession of any of the Lien Grantor's
Inventory:


Mailing Address                    County                       State
---------------                    ------                       -----


            3. Prior Locations. (a) Set forth below is the information required by subparagraph 2(a) above with respect to each location or place of business maintained by the Lien Grantor at any time during the past five years:

            (b) Set forth below is the information required by subparagraphs 2(b) and 2(c) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

            4. Unusual Transactions. Except as set forth in Schedule 4, all Accounts have been originated by the Lien Grantor and all Inventory has been acquired by the Lien Grantor in the ordinary course of its business.

            5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

            6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

            7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

            8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

            IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ______________, ____.


                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                Schedule 6(A) to
                                                          Perfection Certificate


                            DESCRIPTION OF COLLATERAL

            All accounts, instruments, inventory, chattel paper, letters of credit and contract rights and all rights to receive payments of royalties and licensing, management and other fees, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                Schedule 6(A) to
                                                          Perfection Certificate


                               SCHEDULE OF FILINGS




Debtor         Filing Officer           File Number         Date of Filing(1)
------         --------------           -----------         -----------------





----------------
       (1) Indicate lapse date, if other than fifth anniversary.